                                                                    EXHIBIT 10.5
                             [Note: Asterisks denote material that has been separately filed with the SEC pursuant to a request for confidential treatment.]

                                          Harbour Pointe Tech Center, Washington
                                                                (LONG FORM 2000)

                             BASIC LEASE INFORMATION


LEASE EXECUTION DATE:             October 19, 2000

TENANT:                           COMBIMATRIX CORPORATION

ADDRESS OF TENANT:                6500 Harbour Heights Parkway, Suite 301, Mukilteo,
                                  Washington 98275

CONTACT:                          Patrick de Maynadier  Telephone: (425) 396-5940 (ext. 219)

LANDLORD:                         WIREDZONE PROPERTY, L.P.

ADDRESS OF LANDLORD:              6060 N. Central Expressway, Suite 642
                                  Dallas, Texas 75206

CONTACT:                          Scott Anderson             Telephone:  (425) 315-1354

PREMISES:                         Suites No.201 and 301 and the hazardous materials storage
                                  area in the office building (the "BUILDING") located on the land described as 6500 Harbour Heights Parkway, Mukilteo,
                                  Washington and known as Harbour Pointe Tech Center, as more particularly described on Exhibit "A" (the "LAND").  The
                                  Premises shall also include that certain hazardous materials storage area on the ground floor level of the Building.  The
                                  Premises are outlined on the plan attached to the Lease as
                                  Exhibit "B" and are deemed to contain 85,414 square feet of
                                  Rentable Space based on a useable square footage of 74,273 and a load factor of 15%.  Tenant hereby acknowledges that
                                  Tenant's architect has certified to the Rentable Space in
                                  the Premises.

LEASE TERM:                       Ninety-six (96)  months, commencing November 1, 2000 (the
                                  "COMMENCEMENT DATE") and ending at 5:00 p.m., October 31,
                                  2008, subject to extension and earlier termination as
                                  provided in the Lease.  Following Lease execution, Landlord shall provide Tenant with immediate access to the Premises at no charge.

BASE RENTAL:                      $    *     per month, which is based on an annual Base
                                  Rental of $   *   per rentable square foot per year, which
                                  Tenant agrees to pay to Landlord at P.O. Box 972170 Dept.
                                  Code 7002, Dallas, Texas 75397-2170 (or at such other place as Landlord from time to time may designate in writing) in advance and without demand on the first day of each calendar month during and throughout the Lease Term.  Payments may
                                  also be wired to Landlord as follows: Bank One - Texas; ABA
                                  #111000614; WiredZone Property, L.P. Lockbox; Acct. No.
                                  1588316057.

                                  *see Schedule 106 attached hereto and incorporated herein
                                  for all purposes

PREPAID RENTAL:                   $64,837.85, representing payment of Base Rental for the
                                  first month of the Lease Term, to be paid on the date of
                                  execution of this Lease.

SECURITY DEPOSIT:                 The Security Deposit hereunder shall be in the amount which represents all of Landlord's transaction costs associated
                                  with this Lease plus the value of the tenant improvement
                                  Allowance described in the Leasehold Improvements Agreement attached hereto as Exhibit "D".  Such Security Deposit
                                  shall be held by Landlord pursuant to the provisions of
                                  Paragraph 29 of the Lease. As an alternative to a cash
                                  security deposit, Tenant may deposit with Landlord a clean, irrevocable letter of credit from an institution acceptable to Landlord.  At the time of Lease execution, Tenant shall deliver to Landlord the sum of $640,000 (either in cash or in the form of a letter of credit as set forth above) with such amount to thereafter be increased (either by
                                  supplemental cash deposit or amendment to the previously
                                  delivered letter of credit) as the tenant improvement
                                  allowance is advanced by Landlord pursuant to the terms of the Leasehold Improvements Agreement. At the time Landlord has fully advanced such tenant improvement allowance the
                                  Security Deposit shall be in the aggregate amount of
                                  $1,500,000.  Such security deposit, however,  shall be
                                  reduced to $301,084.35 (i.e., the equivalent of two  months of full Base Rental) once Tenant achieves and provided it
                                  thereafter maintains a net cash reserve in excess of
                                  $100,000,000 or has successfully completed an Initial
                                  Public Offering resulting in and thereafter maintaining a
                                  capitalization value in excess of $100,000,000.  After
                                  execution of the Lease, the parties shall have the option
                                  of negotiating a mutually satisfactory substitution of all or a portion of such Security Deposit, for a warrant for
                                  common equity in the Tenant

SOLE PERMITTED USE:               General office, research, development, production and sale of  biological

                                  array processors with related instrumentation, software, bio-informatics and related chemicals and other materials, products and services related to the foregoing used primarily in the bio-tech/bio-pharmaceutical, life science, material science, energy, agricultural and defense industries (subject to applicable zoning ordinances and building codes). In addition, Tenant may request to broaden the definition of Sole Permitted Use with Landlord's prior written consent, such consent not to be unreasonably withheld or delayed. Tenant shall be responsible for verifying that its proposed use complies with applicable zoning laws and building codes and by its execution hereof certifies that it has received satisfactory evidence of such compliance. To the best of Landlord's knowledge, there are no restrictions for Tenant's intended use or any eminent domain or condemnation proceedings pending that could adversely affect Tenant's intended use of the Premises.

TENANT'S                          25.52%, which is the percentage obtained by dividing
PROPORTIONATE SHARE:              (i) the 85,414 rentable square feet in the Premises by
                                  (ii) the 334,758 rentable square feet in the
                                  Building; provided, however, Tenant's
                                  Proportionate Share shall be calculated
                                  utilizing the Rentable Space in the Premises
                                  from time to time per the schedule and terms
                                  of Rider No. 106 to this Lease (i.e., in
                                  months 1-10 the rentable square footage will
                                  be 42,868 and therefore Tenant's Proportionate
                                  Share would equal 12.81%).



The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:                                     TENANT:
--------                                      ------

WIREDZONE PROPERTY, L.P.                      COMBIMATRIX CORPORATION

By:     WiredZone Property GenPar, LLC,
        its general partner                   By:
                                                 -------------------------------
                                              Its:
                                                   -----------------------------
        By:
           -------------------------
        Its:
             -----------------------

                                TABLE OF CONTENTS

PARAGRAPH                                                                                 PAGE NO.
---------                                                                                 --------
1.      Definitions and Basic Provisions.....................................................1
2.      Lease of Premises....................................................................1
3.      Services by Landlord.................................................................2
4.      Additional Rental....................................................................3
5.      Electricity..........................................................................3
6.      Payments and Performance.............................................................4
7.      Tenant Plans and Specifications - Installation of Improvements.......................4
8.      Completion of Improvements and Commencement of Rent..................................4
9.      Relocation of Premises...............................................................4
10.     Repairs and Reentry..................................................................4
11.     Assignment and Subletting............................................................4
12.     Alterations and Additions by Tenant..................................................5
13.     Legal Use; Violations of Insurance Coverage; Nuisance................................5
14.     Laws and Regulations.................................................................5
15.     Indemnity, Liability and Loss or Damage..............................................5
16.     Rules of the Building................................................................6
17.     Entry for Repairs and Inspection.....................................................6
18.     Condemnation.........................................................................6
19.     Landlord's Lien and Security Interest................................................6
20.     Abandoned Property...................................................................7
21.     Holding Over.........................................................................7
22.     Fire and Casualty....................................................................7
23.     Entire Agreement and Amendment; No Representations or Warranties; No Memorandum
        of Lease.............................................................................7
24.     Transfer of Landlord's Rights........................................................8
25.     Default..............................................................................8
26.     Waiver; Attorney's Fees..............................................................9
27.     Quiet Possession....................................................................10
28.     Severability........................................................................10
29.     Security Deposit....................................................................10
30.     No Subrogation; Insurance...........................................................10
31.     Binding Effect......................................................................11
32.     Notices.............................................................................11
33.     Brokerage...........................................................................11
34.     Subordination.......................................................................11
35.     Joint and Several Liability.........................................................11
36.     Building Name and Address...........................................................12
38.     Mechanic's Liens....................................................................12
39.     Taxes and Tenant's Property.........................................................12
40.     Constructive Eviction...............................................................12
41.     Landlord's Liability................................................................13
42.     Execution by Landlord...............................................................13
43.     No Waiver...........................................................................13
44.     No Third Party Beneficiary..........................................................13
45.     Number and Gender...................................................................13
46.     Force Majeure.......................................................................13
47.     Hazardous and Toxic Materials.......................................................13
48.     Telecommunications..................................................................14
49.     Landlord's Fees.....................................................................14
50.     No Light, Air or View Easement......................................................14
51.     APPLICABLE LAW; CONSENT TO JURISDICTION.............................................15
52.     WAIVER OF JURY TRIAL................................................................15
53.     Confidentiality.....................................................................15
54.     Back-Up Generator...................................................................15
55.     Signage.............................................................................15
56.     Special Tenant Installations........................................................15
57.     Category 5 Cabling..................................................................15
58.     Miscellaneous.......................................................................15

Exhibit "A"    Legal Description
Exhibit "B"    Floor Plan of Premises
Exhibit "C"    Holidays
Exhibit "D"    Leasehold Improvements Agreement
Exhibit "E"    Acceptance of Premises Memorandum
Exhibit "F"    Building Rules and Regulations
Rider No. 101  Parking Facilities
Rider No. 102  Tenant's Option to Renew
Rider No. 103  Expansion Option
Rider No. 104  Right of First Refusal
Rider No. 106  Schedule of Base Rental

                                 LEASE AGREEMENT

       THIS LEASE AGREEMENT (the "LEASE") is made and entered into as of the _____ day of October, 2000, by and between WIREDZONE PROPERTY, L.P. ("LANDLORD") and COMBIMATRIX CORPORATION, a Delaware corporation ("TENANT").

       1. DEFINITIONS AND BASIC PROVISIONS. The definitions and basic provisions set forth in the Basic Lease Information (the "BASIC LEASE INFORMATION") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. The additional terms defined below shall have the respective meanings stated when used elsewhere in this Lease, and such terms and the following basic provisions constitute an integral part of this
Lease:

              (a) "NORMAL BUSINESS HOURS": From 7:00 a.m. until 6:00 p.m. on weekdays (except Holidays, as defined on Exhibit "C" attached hereto and made a part hereof for all purposes) and 7:00 a.m. until 12:00 p.m. on Saturdays (except Holidays). Tenant shall have access to the Building and its Common Facilities (including, without limitation, the freight elevators, shipping and receiving docks, cafeteria and fitness room) on a 24 hours per day, 7 days a week basis; subject, however, to reasonable limitations resulting from Landlord's access control systems implemented for security purposes. Note that Tenant shall also have access to the Building's conference room facilities on a reservation and cost basis on the same terms available to other tenants as established by Landlord in Landlord's reasonable discretion.

              (b) "RENTABLE SPACE": (per BOMA 1996 standards) (i) in the case of a single tenancy floor, all floor area measured at the floor from the inside surface of the outer glass line of the Building to the inside surface of the opposite outer glass line excluding only the areas (the "SERVICE AREAS") used for Building stairs, fire towers, elevator shafts, flues, vents, stacks, major pipe shafts and vertical ducts (which Service Areas shall be measured from the outside face of walls enclosing such Service Areas), but including any such Service Areas which are for the specific use of the particular tenant such as special stairs or elevators, plus an allocation of the square footage of the Building's elevator machine rooms, mechanical and electrical rooms, and public lobbies, and (ii) in the case of a floor to be occupied by more than one tenant, all floor areas within the inside surface of the outer glass walls enclosing the Premises and measured to either (A) the mid-point of the walls separating areas leased by or held for lease to other tenants and/or (B) to the tenant's side of walls adjacent to corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor (hereinafter sometimes called the "COMMON AREAS"), but including a proportionate part of the Common Areas located on such floor based upon the ratio which the tenant's rentable space (excluding Common Areas) on such floor bears to the aggregate rentable space (excluding Common Areas) on such floor, or other reasonable basis mutually agreed to by Landlord and Tenant, plus an allocation of the square footage of the Building's elevator machine rooms, mechanical and electrical rooms, and public lobbies. No deductions from Rentable Space shall be made for columns or projections necessary to the Building. The Rentable Space in the Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be as stated in the Basic Lease Information, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Premises for occupancy so long as such work is done in substantial accordance with the terms and provisions hereof. Notwithstanding anything to the contrary contained herein, the standard of measurement utilizes a load factor of 15%.

              (c) "RIDER": Collectively, Rider No(s). 101, 102, 103, 104 and 106, which are attached hereto, contain additional provisions of this Lease, and are hereby incorporated in, and made a part of, this Lease.

              (d) "EXHIBITS": The following Exhibits are attached to and made a part of this Lease for all purposes:

                      A - Land
                      B - Floor Plan of Premises
                      C - Holidays
                      D - Leasehold Improvements Agreement
                      E - Acceptance of Premises Memorandum
                      F - Building Rules and Regulations

       2. LEASE OF PREMISES. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby leases and takes from Landlord, the Premises, together with the right to use in common with others the Common Areas, for the Lease Term specified herein, all upon and subject to the terms and conditions set forth herein. This Lease and the obligations of Landlord hereunder are conditioned upon faithful performance by Tenant of all of the agreements and covenants herein set out and agreed to by Tenant. Tenant agrees and acknowledges that there is excluded from Tenant's use of the Premises (whether the Premises are or include one or more full floors within the Building) and Landlord hereby expressly reserves for its sole and exclusive use, any and all mechanical, electrical, telephone and similar rooms, janitor closets, elevator, pipe and other vertical shafts and ducts, flues, stairwells, any area above the acoustical ceiling, and any other areas not specifically shown on Exhibit "B" as being part of the Premises. Landlord acknowledges that Paragraph 56 of this Lease identifies certain special installations by Tenant that shall require access to some of the aforementioned Service Areas and to the extent such special installations are approved as part of Tenant's Approved Working

Drawings and Section 56 of this Lease, Tenant shall also have access to such areas on a non-exclusive basis and in coordination with Landlord's on-site property manager.

       3. SERVICES BY LANDLORD. Landlord agrees to furnish the following services to the Premises, as long as Tenant is not in default of a material obligation under this Lease, all of such services to be at Landlord's cost and expense except as specifically provided to the contrary elsewhere in this Lease:

              (a) Cold water (at the normal temperature of the supply of water to the Building) for Tenant's laboratory use and lavatory, water fountain and toilet purposes, and hot water (from the regular Building supply at prevailing temperatures) for lavatory purposes, all of such water service to be supplied from the regular supply of water to the Building at points of supply provided for general use of tenants of the Building through fixtures installed by Landlord or by Tenant with Landlord's consent which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, nothing contained herein shall require Landlord to furnish hot water to any kitchen, bar or other such lavatory facility in the Premises. Tenant acknowledges that to the extent Tenant's laboratory use results in an excessive level of water being used by Tenant as compared to other tenants in the Building, that Landlord may require the Premises' water consumption to be separately metered, at Tenant's cost, and for Tenant to thereafter reimburse Landlord directly for Tenant's water usage in the Premises.

              (b) Heated and refrigerated air conditioning in season during Normal Business Hours, and at such temperature and in such amounts as are reasonably considered by Landlord to be standard. Such services at all other times shall be furnished only at the request of Tenant, who shall bear the entire cost thereof. Whenever machines or equipment that generate abnormal heat and affect the temperature otherwise maintained by the air conditioning system are used in the Premises, Landlord shall have the right to install supplemental air conditioning units in the Premises, and the cost thereof, including the cost of installation, operation, use and maintenance, shall be paid by Tenant to Landlord from time to time promptly on demand. The hourly charge for heating, ventilation and air conditioning ("HVAC") overtime usage shall be an amount equal to the actual cost associated with providing such overtime HVAC plus an administrative charge of 15%. Notwithstanding the foregoing, Tenant shall not be charged for HVAC overtime usage while and to the extent either the existing 80-ton chiller is (1) operating during Normal Business Hours or
       (2) dedicated solely for Tenant's use. Tenant shall have a four (4) month option period following the Commencement Date in which to request that Landlord dedicate for Tenant's sole use the existing 80-ton chiller in connection with Tenant's activities on the second floor of the Building and upon demonstrating reasonable basis for such need, Landlord shall use its best efforts to so dedicate the chiller; provided, however, Tenant shall be solely responsible for the costs associated with using, maintaining and repairing same. Tenant shall reimburse Landlord on a monthly basis for all such costs associated therewith and Tenant acknowledges that Landlord will perform such maintenance and repair obligations. Tenant acknowledges that the costs associated with using, maintaining and repairing any of the HVAC systems related to all of Tenant's "clean room" facilities shall be Tenant's sole cost and responsibility.

              (c) Operatorless passenger elevator service in common with other tenants for ingress and egress from the Premises, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than Normal Business Hours, and service elevator(s) in common with other tenants but only when scheduled through the management of the Building.

              (d) Such janitorial cleaning services as may, in the reasonable judgment of Landlord, be standard for office use.

              (e) Electric current in the manner and to the extent deemed by Landlord to be standard for the Building, but in no event less than 7 watts per square foot (i.e., 5 watts for power and 2 watts for Building standard lighting).

              (f) Security services which shall consist of two security personnel during Normal Business Hours and one security person at all other times, with such personnel to be primarily stationed in the main entrance of the Building's lobby.

              (g) Food services in the Building's common cafeteria at such time as either (1) the Building is 75% occupied or (2) Tenant and other tenants at the Building have, in the aggregate, over 500 employees located at the Building. Prior to such time, Landlord will use its good faith efforts to provide or facilitate lunch catering services to Tenant.

       Except as provided hereinbelow, failure to any extent to furnish or any stoppage of these defined utilities and services resulting from any cause whatsoever shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement contained herein. Except as provided hereinbelow, should any malfunction of the Building improvements or facilities (which by definition do not include any improvements or facilities of Tenant) occur for any reason, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for rebate or abatement of rent or damages on account of such malfunction or of any interruptions in service occasioned thereby or resulting therefrom. Notwithstanding the foregoing, in the event such stoppage or interruption of utilities or services exists for more than seven (7) consecutive days and is the result of a cause other than (i) a fire or casualty which shall be controlled by Section 22 of this Lease, (ii) the actions of Tenant or its agents, servants, contractors, employees, business invitees or guests, or (iii) force majeure as described in Section 46 of this Lease, Tenant's rental (including Base Rental and Additional Rental, as defined below) shall abate to the extent any portion of the Premises is rendered untenantable (for purposes hereof untenantable shall include lack of HVAC services, electrical services and elevator service which materially interferes with Tenant's enjoyment of the Premises). In addition, notwithstanding anything to the contrary contained herein, following such seven (7) consecutive day period (but as limited by clauses (i), (ii) and (iii) above), Tenant shall also be entitled to pursue a suit for specific performance and/or damages against Landlord. Notwithstanding anything to the contrary contained herein, in the event of stoppage or interruption of utilities or services, or the malfunction of Building improvements (other than improvements installed by Tenant) or facilities, as more fully described above (but as limited by clauses (i), (ii) and (iii) above), which shall continue for seven (7) consecutive days, Tenant shall have all rights and remedies available and provided under the laws of the State of Washington.

       4.     ADDITIONAL RENTAL.

              (a) In addition to Base Rental, Tenant shall during the Lease Term, pay an amount per square foot of Rentable Space within the Premises ("TENANT'S ADDITIONAL RENTAL") equal to Tenant's Proportionate Share of the Operating Expenses. Prior to the commencement of each calendar year of Tenant's occupancy, Landlord may make a good faith estimate of the anticipated amount of Tenant's Additional Rental ("TENANT'S FORECAST ADDITIONAL RENTAL") and Tenant agrees to pay Tenant's Forecast Additional Rental in equal monthly installments in advance and without demand on the first day of each calendar month during and throughout the Lease Term and any renewal or extension thereof, subject to adjustment of Tenant's Forecast Additional Rental pursuant to any audit conducted pursuant to Paragraph 4(c) hereof.

              (b) Within one hundred fifty (150) days after the end of each calendar year during the Lease Term and any renewal or extension thereof, or as soon as reasonably possible thereafter, Landlord shall provide Tenant a statement showing the Operating Expenses for said calendar year and a statement prepared by Landlord comparing Tenant's Forecast Additional Rental theretofore paid by Tenant with Tenant's Additional Rental. In the event that Tenant's Forecast Additional Rental paid by Tenant exceeds Tenant's Additional Rental for said calendar year, Landlord, at Landlord's option, shall either pay Tenant an amount equal to such excess by direct payment to Tenant within thirty (30) days of the date of such statement, or credit such excess payment against the next accruing installment(s) of Tenant's Forecast Additional Rental. In the event that the Tenant's Additional Rental exceeds Tenant's Forecast Additional Rental for said calendar year, Tenant shall pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference. Such obligation of Landlord to refund and of Tenant to pay shall survive expiration or termination of this Lease. Subject to the right of Tenant to audit set forth in Section 4(c) below, Landlord's statement showing Operating Expenses shall be conclusive and binding for all purposes on Tenant as to any and all items contained therein to which Tenant has not objected in writing to Landlord within thirty (30) days after Tenant's receipt of such statement, which writing shall specify each item objected to and the detailed reason for each such objection.

              (c) Tenant at its sole expense shall have the right during the Lease Term, but no more frequently than once per calendar year following prior written notice to Landlord, to audit Landlord's books and records relating to Operating Expenses, or at Landlord's sole election, Landlord will provide at Tenant's reasonable expense a copy of such audit prepared by an independent certified public accountant.

              (d) The term "OPERATING EXPENSES" shall mean all costs of management, operation (specifically including the cost of electricity to the common areas of the Building and related improvements but not to any tenants' premises which are submetered), and maintenance of the Land, the Building, and all other improvements on the Land and any and all appurtenances thereto (the "COMMON FACILITIES"), all accrued and based on an annual period consisting of a calendar year. By way of illustration but not limitation, Operating Expenses shall include expenditures for maintenance and repairs not otherwise paid for by tenants; amortization of any capital expenditures in accordance with generally accepted accounting practices and principles which are incurred by Landlord to (i) attempt to effect a reduction in the Operating Expenses of the Building, or (ii) keep the Building in compliance with all applicable governmental rules and regulations from time to time, which the Building is not otherwise in compliance with; assessments and governmental charges (including taxes on rents or services); ad valorem property taxes with respect to the Land and/or the Building or any part of either thereof; charges for water, sewerage, and gas; cleaning, including supplies, janitorial services and pest control; licenses, permits and inspection fees; fiber connectivity and related telecommunications charges (but not the cost for upgrading of such for the benefit of new tenants at the Building after the Commencement Date); refuse collection; security services; insurance; costs and expenses related to the maintenance and operation of the Building's freight elevator, shipping and receiving areas, common cafeteria (or the alternative catering services described above), fitness facilities and conference facilities; administrative expenses relating to the Building, including salaries, benefits, taxes and other expenses for labor and management, office equipment, telephone, and supplies; management fees payable by Landlord with respect to the Land, Building and Common Facilities; fire protection; snow and ice removal; landscape maintenance; professional services (including legal, property-related consulting and accounting expenses); and security services. The following shall be excluded from Operating Expenses: depreciation; capital expenditures other than those referenced in the previous sentence; cost of Building alterations or renovations for other tenants in the Building; advertising; commissions or fees paid for leasing; cost of repairs occasioned by fire, windstorm, or other casualty (but only to the extent reimbursed by insurance proceeds); and wages, salaries, or other compensation paid to any executive above the grade of building manager; interest on debt or amortization payments on any mortgage or mortgages or rental under any ground or underlying leases or lease, if any; all services for which any tenant of the Building specifically reimburses Landlord or for which Tenant pays directly to third persons; and costs (including penalties, fines and associated legal expenses) incurred due to the violation by Landlord for the terms and conditions of the Lease, or any applicable federal, state and local governmental laws, ordinances, orders, rules and regulations, which costs would not have been incurred but for such violation by Landlord.

       5. ELECTRICITY. Tenant shall be solely responsible for the costs of electrical consumption within the Premises ("ELECTRICITY") and will reimburse Landlord on a monthly basis (at the actual cost for such service without mark-up by Landlord following Landlord's reading of such meters) for such electrical consumption. Without in any way limiting Tenant's responsibility for Electricity, Tenant shall not without the express prior written consent of Landlord use electric current in excess of the capacity of the feeders or lines to the Building or the Premises. Tenant shall be responsible for all costs associated with separate metering of Electricity for the Premises, including, but not limited to, the cost of installing, maintaining, repairing and reading the separate metering devices and subpanels. Tenant acknowledges that the cost to provide, install and maintain submeters shall be at Tenant's sole expense.

       6. PAYMENTS AND PERFORMANCE. Tenant agrees to pay all rents and sums provided to be paid by Tenant hereunder at the times and in the manner herein provided, without any setoff, deduction or counterclaim whatsoever except as may otherwise be provided in Section 3 above. Should this Lease commence on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced. The Base Rental for the first partial month, if any, shall be payable at the beginning of said period or as Prepaid Rental. The obligation of Tenant to pay such rent is an independent covenant, and except as provided in Section 3 above, no act or circumstance whatsoever, whether such act or circumstance constitutes a breach of covenant by Landlord or not, shall release Tenant from the obligation to pay rent. Time is of the essence in the performance of all of Tenant's and Landlord's obligations hereunder. Any amount that becomes owing by Tenant to Landlord hereunder shall bear interest at the rate of 15% per annum from the due date until paid. In addition, at Landlord's option, but only to the extent allowed by applicable law and not in excess of the amount allowed by applicable law, Tenant shall pay a late charge in the amount (as solely determined by Landlord) of five percent (5%) of any installment of rental hereunder which is not paid within five (5) days of the date on which it is due in order to compensate Landlord for the additional expense involved in handling delinquent payments.

       7. TENANT PLANS AND SPECIFICATIONS - INSTALLATION OF IMPROVEMENTS. Tenant shall install or cause to be installed in the Premises substantially all of the improvements shown on the Approved Working Drawings (as defined in Exhibit "D" attached hereto) upon the terms and conditions set forth in the Leasehold Improvements Agreement attached hereto as Exhibit "D" and made a part hereof (subject, however, to the change order provisions set forth therein).

       8. COMPLETION OF IMPROVEMENTS AND COMMENCEMENT OF RENT. By moving into the Premises or taking possession thereof, Tenant accepts the Premises as suitable for the purposes for which the same are leased and accepts the Building and every appurtenance thereof, and waives any and all defects therein (other than latent defects) and on request from Landlord, Tenant shall promptly execute and deliver to Landlord an Acceptance of Premises Memorandum in the form attached hereto as Exhibit "E" and made a part hereof for all purposes.

       9. RELOCATION OF PREMISES. [Intentionally Deleted]

       10. REPAIRS AND REENTRY. Tenant will, at Tenant's own cost and expense, maintain and keep the Premises and any alterations and additions thereto in sound condition and good repair, and shall pay for the repair of any damage or injury done to the Building or any part thereof (not otherwise covered by the property insurance to be maintained by Landlord on the Building, excluding Tenant's Premises) by Tenant or Tenant's agents, employees and invitees; provided, however, that Tenant shall make no repairs to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, in the event Landlord's property insurance is used to repair any damage or injury done to the Building (excluding Tenant's Premises for which Tenant's property insurance shall be used) by Tenant or Tenant's agents, employees and invitees, Tenant shall (i) pay the deductible associated with such repairs, (ii) pay all amounts in excess of insurance proceeds available for such repairs, and (iii) pay for any increase Landlord incurs in its premium for such coverage as a direct result of insurance proceeds being used to fund Tenant's repair obligations. The performance by Tenant of its obligation to maintain and make repairs shall be conducted only by contractors approved by Landlord after plans and specifications therefor have been approved by Landlord. Tenant will not commit or allow any waste or damage to be committed on any portion of the Premises, and upon the termination of this Lease by lapse of time or otherwise, Tenant shall deliver up the Premises to Landlord in as good condition as at date of possession, ordinary wear and tear excepted. Upon such termination of this Lease, Landlord shall have the right to reenter and resume possession of the Premises. Notwithstanding the foregoing provisions of this Paragraph 10, any repairs to the Premises or the Building that are necessitated because of any damage caused by fire or other casualty shall be governed by the provisions of Paragraph 22 below. Landlord shall be responsible for maintenance to the exterior, structural and Common Areas of the Building (e.g., the structural roof, roof membrane, walls and foundation and utilities serving the Building and/or located outside Tenant's Premises). Notwithstanding the foregoing, Landlord may, as provided in Section 4(d) of this Lease, include the cost of normal repair and maintenance items in the Building's Operating Expenses and shall be reimbursed for same to the extent of Tenant's Proportionate Share. Landlord represents and warrants that to the best of its knowledge as of the date hereof, all Building systems (i.e., HVAC system, elevators, electrical system, plumbing system, fire prevention system), structural components of the Building, roofs and foundations are in good working order as of the Commencement Date of this Lease.

       11. ASSIGNMENT AND SUBLETTING. In the event that Tenant desires to encumber this Lease, assign this Lease or sublet all or any part of the Premises or grant any license, concession or other right of occupancy of any portion of the Premises, Tenant shall notify Landlord in writing and shall state the name of the proposed assignee, sublessee or other transferee and the terms of the proposed assignment, sublease or transfer. Tenant shall also provide financial information and state and provide information requested by Landlord as to the nature and character of the business of the proposed assignee, sublessee or transferee. Tenant shall not assign or mortgage this Lease or any right hereunder or interest herein, and Tenant shall not sublet the Premises in whole or in part or grant any license, concession or other right of occupancy of any portion of the Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned based upon Landlord's reasonable determination of the creditworthiness and nature and character of the business of the proposed assignee, sublessee or transferee. Any such assignment, mortgage or subletting without such consent shall be void and shall, at the sole option of Landlord, be deemed an event of default by Tenant under this Lease. Notwithstanding any assignment or subletting consented to by Landlord, Tenant and any guarantor of Tenant's obligations under this Lease and each assignee shall at all times remain jointly and severally fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other covenants and obligations under this Lease. No consent to any assignment or mortgage of this Lease or any subletting of the Premises shall constitute a waiver of the provisions of this Paragraph except as to the specific instance covered thereby. In the event that the monthly rental per square foot of space subleased which is payable by any sublessee to Tenant shall exceed the monthly rental per square foot for the same space payable for the same month by Tenant to Landlord (including any bonuses or any other consideration paid directly or indirectly by the sublessee to Tenant), Tenant shall be obligated to pay fifty percent (50%) of the amount of such excess to Landlord as additional rent hereunder within five (5) days of the date it is received by Tenant from the sublessee. In the event Tenant shall receive any consideration from an assignee other than the assumption by the assignee of Tenant's obligations hereunder, Tenant shall be obligated to pay fifty percent (50%) of the amount of such consideration to Landlord as additional rent hereunder on the same date it is received by Tenant. Landlord, at Landlord's option, may elect to require that rental payable by any sublessee be paid directly to Landlord and offset Tenant's rent obligations accordingly. At no time during the Lease Term shall Tenant be entitled to (i) advertise the Premises for sublease without the prior written consent of Landlord, such consent not to be unreasonably withheld, (ii) market the Premises for sublease to another tenant of the Building or person or entity with whom Landlord is negotiating to lease space in the Building, and (iii) market the Premises for sublease at a rate less than the fair market value of the Premises. Any transfer by operation of law shall also constitute an assignment prohibited by this Paragraph 11. Tenant shall reimburse Landlord, on demand, for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for Landlord's consent to an assignment or sublease of the Premises.

       Notwithstanding anything to the contrary hereinabove, Tenant may assign or sublet the Premises to a subsidiary or affiliate under common ownership or control of Tenant, or to any entity merging with or into Tenant (collectively, "Affiliated Assignment"), without any further action by Landlord and such action shall be deemed a permitted assignment or subletting subject to the provisions hereunder so long as (i) the original Tenant and the transferee tenant shall be jointly and severally liable for the performance of the Lease obligations and
(ii) the Permitted Use, creditworthiness and business character of the transferee tenant following such transfer or merger is comparable with Tenant's use, business character and creditworthiness prior to such transfer or merger. In addition, the following types of transactions shall not be deemed assignments or transfers for purposes of this Paragraph 11 for which Landlord's prior written consent must be obtained; provided, however, that the limitations set forth in clauses (i) and (ii) above shall still be applicable: (a) the sale or issuance of stock or other securities of the Tenant to a new investor or investors, even if such sales or issuance results in a change of control and/or a change in management; (b) the sale or other transfer by Tenant's present parent corporation of all or any portion of the stock of Tenant, even if such sale or transfer results in a change of control and/or a change in management; or (c) the sale or issuance of stock or other securities of the Tenant in a public offering or as a part of a private placement to raise additional capital or create liquidity for investors.

       12. ALTERATIONS AND ADDITIONS BY TENANT. Tenant shall make no alterations in or additions to the Premises without the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed. All alterations, additions, and improvements made to or fixtures or improvements placed in or upon the Premises by either party (except only moveable trade fixtures of Tenant) if not otherwise identified within thirty (30) days of installation by Tenant as removable upon execution of the Lease (or otherwise required to be removed by Landlord as a condition to its consent to such alteration or addition) shall be deemed a part of the Building and the property of Landlord at the time they are placed in or upon the Premises, and they shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, unless Landlord shall elect otherwise, whether such termination shall occur by the lapse of time or otherwise. In the event Landlord shall elect that certain alterations, additions and improvements made by Tenant in the Premises shall be removed by Tenant, Tenant shall remove them and Tenant shall restore the Premises to its original condition, at Tenant's own cost and expense, prior to the termination of the Lease Term. Alterations and additions to the Premises will be performed by Landlord (unless otherwise designated by Landlord) at Tenant's cost and expense. Tenant acknowledges that Landlord's approval of any alterations or additions shall not be a representation by Landlord that such alterations, additions or improvements comply with applicable laws. The initial alterations and additions to the Premises by Tenant shall be controlled by the terms and conditions of the Leasehold Improvements Agreement attached hereto. In connection with such initial improvements, Tenant shall have the right to pursue Landlord's permission to construct certain special installations as more particularly described in Paragraph 56 below.

       13. LEGAL USE; VIOLATIONS OF INSURANCE COVERAGE; NUISANCE. Tenant will not occupy or use any portion of the Premises for any purpose other than the Sole Permitted Use or for any purpose which is unlawful or which, in the reasonable judgment of Landlord, is unduly hazardous due to risk of fire, explosion or other casualty, nor permit anything to be done which will in any way (i) increase the rate of fire and casualty insurance on the Building or its contents, or (ii) create unreasonable elevator loads or otherwise interfere with standard Building operations, or (iii) affect the structural integrity or design capabilities of the Building or (iv) result in the storage of any hazardous materials or substances at the Building except as permitted by law and the express terms and conditions of this Lease. In the event that, by reason of any act or conduct of business of Tenant, there shall be any increase in the rate of insurance on the Building or its contents created by Tenant's acts or conduct of business, then

Tenant hereby agrees to pay Landlord the amount of such increase on demand. Tenant shall not erect, place, or allow to be placed any sign, advertising matter, stand, booth or showcase in, upon or visible from the vestibules, halls, corridors, doors, outside walls, outside windows or pavement of the Building or the Land without the prior written consent of Landlord. Tenant will conduct its business, and use commercially reasonable efforts to control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with, materially annoy or disturb other tenants or Landlord in the management of the Building.

       14. LAWS AND REGULATIONS. Tenant at its sole expense will maintain the Premises in a clean, safe and healthful condition and will comply with all laws, ordinances, orders, rules and regulations of any governmental authority having jurisdiction over the use, conditions or occupancy of the Premises.

       15. INDEMNITY, LIABILITY AND LOSS OR DAMAGE.

       (a) Landlord shall not be liable to Tenant or Tenant's agents, employees, contractors, guests, invitees or any person claiming by, through or under Tenant for any injury to person, loss of or damage to property, or for loss of or damage to Tenant's business, occasioned by or through the acts or omissions of Landlord, or by any cause whatsoever except to the extent arising from or out of Landlord's negligence or willful wrongdoing. Except to the extent arising from or out of Landlord's negligence or willful wrongdoing, Landlord shall not be liable for, and Tenant shall defend and indemnify Landlord and save it harmless from, all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon, at or from the Premises (except for any pre-existing circumstances, conditions or occurrences in the Premises) or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any action or omission of Tenant, its agents, contractors, employees, invitees, or licensees. If Landlord shall be made a party to any action commenced by or against Tenant, Tenant shall protect and hold Landlord harmless therefrom and on demand shall pay all costs, expenses, and reasonable attorney's fees incurred by Landlord in connection therewith. The indemnification obligations contained in this Paragraph 15 shall not be limited by any worker's compensation, benefit or disability laws, and each indemnifying party hereby waives any immunity that said party may have under the Washington Industrial Insurance Act, Title 51 RCW, and similar worker's compensation, benefit or disability laws. LANDLORD AND TENANT ACKNOWLEDGE BY THEIR EXECUTION OF THIS LEASE THAT EACH INDEMNIFICATION PROVISION OF THIS LEASE (INCLUDING, BUT LIMITED TO, THOSE RELATING TO WORKER'S COMPENSATION, BENEFITS AND LAWS) WAS SPECIFICALLY NEGOTIATED AND AGREED TO BY LANDLORD AND TENANT).

       (b) Tenant shall not be liable to Landlord or Landlord's agents, employees, contractors, guests, invitees or any person claiming by, through or under Landlord for any injury to person, loss of or damage to property, or for loss of or damage to Landlord's business, occasioned by or through the acts or omissions of Tenant, or by any cause whatsoever except to the extent arising from or out of Tenant's negligence or willful wrongdoing. Except to the extent arising from or out of Tenant's negligence or willful wrongdoing, Tenant shall not be liable for, and Landlord shall defend and indemnify Tenant and save it harmless from, all suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from or out of any occurrence in, upon, at or from the Premises or the Building or any part thereof, or occasioned wholly or in part by any action or omission of Landlord, its agents, contractors, employees, invitees, or licensees. If Tenant shall be made a party to any action commenced by or against Landlord, Landlord shall protect and hold Tenant harmless therefrom and on demand shall pay all costs, expenses, and reasonable attorney's fees incurred by Tenant in connection therewith. The indemnification obligations contained in this Paragraph 15 shall not be limited by any worker's compensation, benefit or disability laws, and each indemnifying party hereby waives any immunity that said party may have under the Washington Industrial Insurance Act, Title 51 RCW, and similar worker's compensation, benefit or disability laws. LANDLORD AND TENANT ACKNOWLEDGE BY THEIR EXECUTION OF THIS LEASE THAT EACH INDEMNIFICATION PROVISION OF THIS LEASE (INCLUDING, BUT LIMITED TO, THOSE RELATING TO WORKER'S COMPENSATION, BENEFITS AND LAWS) WAS SPECIFICALLY NEGOTIATED AND AGREED TO BY LANDLORD AND TENANT).

       16. RULES OF THE BUILDING. Tenant will comply fully, and will use reasonable efforts to cause Tenant's agents, employees, and invitees to comply fully with all Rules and Regulations of the Building which are attached hereto as Exhibit "F" and made a part hereof as though fully set out herein. As more particularly provided therein, Landlord shall at all times have the right to change such Rules and Regulations or to amend them in such reasonable manner as Landlord may deem advisable for the safety, protection, care and cleanliness of the Building and appurtenances and for preservation of good order therein, all of which Rules and Regulations, changes and amendments will be forwarded to Tenant in writing and shall be complied with and observed by Tenant and Tenant's agents, contractors, employees and invitees.

       17. ENTRY FOR REPAIRS AND INSPECTION. Landlord and its agents and representatives shall have the right following 24 hours prior notice to enter into and upon any and all parts of the Premises at all reasonable hours (or, in an emergency, at any hour without prior notice) to inspect same or clean or make repairs or alterations or additions to the Building and the Premises (whether structural or otherwise) as Landlord may deem necessary, and during the continuance of any such work, Landlord may temporarily close doors, entryways, public spaces and corridors and interrupt or temporarily suspend Building services and facilities, and subject to the terms and conditions of Paragraph 3 above, Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. During the Lease Term, Landlord may exhibit the Premises to prospective purchasers and lenders at reasonable hours and upon 24 hours' prior notice to Tenant. Furthermore, during the one-year period prior to the expiration date of this Lease, Landlord and Landlord's agents may exhibit the Premises to prospective tenants during Normal Business Hours and upon 24 hours' prior notice to Tenant.

       18. CONDEMNATION. If all of the Premises, or so much thereof as would materially interfere with Tenant's use of the remainder, shall be taken or condemned for any public use or purpose by right of eminent domain, with or without litigation, or be transferred by agreement in connection with or in lieu of or under threat of condemnation, then the Lease Term and the leasehold estate created hereby shall terminate as of the date title shall vest in the condemnor or transferee. If all or any portion of the Building or a material portion of the Land required for the Building's operation is taken or condemned or transferred as aforesaid, Landlord or Tenant shall have the option to terminate this Lease effective as of the date title shall vest in the condemnor or transferee. Landlord shall receive the entire award from any taking or condemnation (or the entire compensation paid because of any transfer by agreement), and Tenant shall have no claim thereto; provided, however, Tenant shall be entitled to recover in a separate action against such condemning authority, an award for relocation benefits, if any, and an award with respect to Tenant's above Building standard finish-out at the Premises.

       19. LANDLORD'S LIEN AND SECURITY INTEREST. Landlord shall not have a landlord's lien of any kind under this Lease.

       20. ABANDONED PROPERTY. All personal property of Tenant remaining in the Premises later than ten (10) days after the termination or expiration of the Lease Term or after the abandonment of the Premises by Tenant may be treated by Landlord as having been abandoned by Tenant and Landlord may, at its option and election, thereafter take possession of such property and either (i) declare same to be the property of Landlord, or (ii) at the cost and expense of Tenant, store and/or dispose of such property in any manner and for whatever consideration that Landlord, in its sole discretion, shall deem advisable. Except as otherwise provided in a prior notification from Tenant to Landlord providing a reasonable explanation that Tenant is not abandoning the Premises, Tenant shall be presumed conclusively to have abandoned the Premises if the amount of Tenant's property removed by Tenant from the Premises is substantial enough to indicate a probable intent to abandon the Premises and such removal is not in the normal course of Tenant's business, or if Tenant removes any material amount of Tenant's personal property from the Premises at a time when Tenant is in default in the payment of rental due hereunder or in the performance of any other obligation of Tenant hereunder and such removal is not in the normal course of Tenant's business.

       21. HOLDING OVER. Should Tenant continue to hold the Premises after this Lease terminates, whether by lapse of time or otherwise, such holding over shall, unless otherwise agreed by Landlord in writing, constitute and be construed as a tenancy from month to month at a rental equal to the greater of
(i) 150% of the amount of the monthly rental payable during the last month prior to the termination of this Lease or (ii) 150% of the rate for which similar space in the Building is then being leased by Landlord, and upon and subject to all of the other terms and provisions set forth herein except any right to renew this Lease, expand the Premises or lease additional space. This provision shall not be construed, however, as permission by Landlord for Tenant to holdover. No payments of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue, or extend the Lease Term and no extension of this Lease after the termination hereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant. Tenant shall be liable to Landlord for all damage which Landlord shall suffer by reason of any holding over by Tenant, and Tenant shall indemnify and hold Landlord harmless against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises (or any portion thereof) to such other tenant or prospective tenant.

       22. FIRE AND CASUALTY.

              (a) If the Premises are damaged by fire or other casualty and if such damage is not susceptible of repair within two hundred seventy (270) days (as estimated, as soon as reasonably practicable after the occurrence of such damage, by an architect of recognized good reputation selected by Landlord), then in such event this Lease, at the option of either Landlord or Tenant, exercised by giving written notice thereof to the other within thirty (30) days after receipt of such written estimate of the architect so selected, shall terminate as of the date of such loss, and Tenant shall pay the rent hereunder apportioned to the time of such loss and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall have no longer than thirty (30) days in which to surrender the Premises to Landlord.

              (b) If the damage described above is susceptible of repair within two hundred seventy (270) days, or if the damage is not susceptible of repair within two hundred seventy (270) days but Landlord and Tenant fail to exercise the option to terminate this Lease, and so long as Landlord does not elect to terminate this Lease pursuant to Subparagraph (c) below, Landlord shall enter and make the necessary repairs without affecting this Lease, but the rent hereunder shall be reduced or abated as shall be equitable, in the good faith judgment of Landlord, until such repairs are made, unless such damage has been so slight that Tenant's occupancy of the Premises is not materially interfered with, in which case the rent hereunder shall not be abated or reduced. Notwithstanding the foregoing, Landlord shall have the option to terminate this Lease and shall not be obligated to repair the Premises or the Building if the damage is not covered by insurance or if Landlord's mortgagee applies any portion of the insurance proceeds to the unpaid balance of its loan.

              (c) In the event the Building is so badly damaged or injured by fire or other casualty, even though the Premises may not be affected, that Landlord decides, within ninety (90) days after such damage, not to rebuild or repair the Building (such decision being vested exclusively in the discretion of Landlord), then in such event Landlord shall so notify Tenant in writing and this Lease shall terminate as of the date specified for termination in the notice from Landlord to Tenant, and Tenant shall pay rent hereunder apportioned to the date of such termination and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall have no longer than thirty (30) days in which to surrender the Premises to Landlord.

              (d) Notwithstanding the foregoing provisions of this Paragraph 22, Tenant agrees that if the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of its agents, employees, or invitees, then the cost of restoring the property damage in excess of the policy limits of the property insurance proceeds which Landlord is required to maintain under this Lease shall be paid by Tenant within thirty (30) days following demand, and there shall be no abatement of rent before or during the repair of such damage.

       23. ENTIRE AGREEMENT AND AMENDMENT; NO REPRESENTATIONS OR WARRANTIES; NO MEMORANDUM OF LEASE. This Lease contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, understandings, promises, and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. It is expressly agreed by Tenant, as a material consideration to Landlord for the execution of this Lease, that there have been no representations, understandings, stipulations, agreements or promises pertaining to the Premises, the Building or this Lease not incorporated in writing herein. This Lease shall not be altered, waived, amended or extended, except by a written agreement signed by the parties hereto, unless otherwise expressly provided herein. LANDLORD'S DUTIES AND WARRANTIES ARE LIMITED TO THOSE SET FORTH IN THIS LEASE, AND SHALL NOT INCLUDE ANY IMPLIED DUTIES OR WARRANTIES, ALL OF WHICH ARE HEREBY DISCLAIMED BY LANDLORD AND WAIVED BY TENANT. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPH 3, TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED. Neither this Lease nor a memorandum of this Lease shall be recorded in the public records of the county in which the Building is located without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. Notwithstanding anything to the contrary set forth in this Paragraph 23, Landlord hereby represents and warrants to Tenant as follows: (a) Landlord has fee simple title to the Land and the Building, (b) Landlord has been duly authorized to enter into this Lease, and (c) the persons signing this Lease on Landlord's behalf have been duly authorized to do so by appropriate resolution and consent.

       24. TRANSFER OF LANDLORD'S RIGHTS. In the event Landlord transfers its interest in the Building, Landlord shall thereby automatically be released from any further obligations hereunder if Landlord transfers the Security Deposit to such transferee and such transferee agrees to expressly assume all obligations of Landlord hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations.

       25. DEFAULT.

              (a) The following events shall be deemed to be events of default (herein so called) by Tenant under this Lease:

                     (i) Tenant shall fail to pay any rental or other sum
              payable by Tenant hereunder as and when such rental or other sum becomes due and payable; provided, however, that Tenant shall be entitled to receive, three (3) times each calendar year, a written notice of such failure from Landlord and a five (5) day period thereafter to cure such payment default;

                     (ii) Tenant shall fail to comply with any other provision, condition or covenant of this Lease and any such failure is not cured within thirty (30) days after Landlord gives written notice of such failure to Tenant; provided, however, Tenant shall not be deemed to have failed to comply hereunder if such default cannot be cured within said thirty (30) days and Tenant is diligently proceeding to do so;

                     (iii) Tenant shall desert or vacate any substantial portion of the Premises;

                     (iv) Tenant shall assign this Lease or sublet all or any
              part of the Premises or grant any license, concession or other right of occupancy of any portion of the Premises, without the prior written consent of Landlord except as permitted by the terms of Paragraph 11 of this Lease;

                     (v) Any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations under this Lease pursuant to any section or chapter of the present federal Bankruptcy Act or under any future federal Bankruptcy Act or under any similar law or statute of the United States or any state thereof (which as to any involuntary petition shall not be and remain discharged or stayed within a period of thirty (30) days after its entry), or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed under any section or chapter of the present federal Bankruptcy Act or under any future federal bankruptcy act or under any similar law or statute of the United States or any state thereof;

                     (vi) Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent or make a transfer in fraud of creditors;



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

                     (vii) Tenant or any guarantor of this Lease shall make an
              assignment for the benefit of creditors; or

                     (viii) A receiver or trustee shall be appointed for Tenant or any guarantor of this Lease or for any of the assets of Tenant or any guarantor of this Lease.

              (b) Upon the occurrence of any event of default, Landlord shall have the option to do any one or more of the following without any further notice or demand, in addition to and not in limitation of any other remedy permitted by law or by this Lease:

                     (i) Enforce, by all legal suits and other means (including both judicial and non-judicial means to the extent provided under applicable Washington law), its rights hereunder, including the collection of Base Rental, Tenant's Additional Rental and other sums payable by Tenant hereunder and the reimbursement for all unamortized tenant allowances and concessions, without reentering or resuming possession of the Premises and without terminating this Lease.

                     (ii) Terminate this Lease by issuing written notice of
              termination to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant shall fail to do so, Landlord may without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Premises and expel or remove Tenant and its effects without being liable to prosecution or any claim for damages therefor, and upon any such termination, Tenant agrees that in addition to its liability for the payment of arrearages of Base Rental, Tenant's Additional Rental and other sums due and owing by Tenant to Landlord under this Lease upon such termination, Tenant shall be liable to Landlord for damages. Tenant shall pay to Landlord as damages on the same days as Base Rental, Tenant's Additional Rental and other payments which are expressed to be due under the provisions of this Lease, the total amount of such Base Rental, Tenant's Additional Rental and other payments, less such part, if any, of such payments that Landlord shall have been able to collect from a new tenant upon reletting; provided, however, that Landlord shall have an obligation to use commercially reasonable efforts to relet the Premises so as to mitigate the amount for which Tenant is liable provided such mitigation efforts would not have a material adverse effect on Landlord's marketing of other space in the Building. Landlord shall have the right at any time to accelerate rent and demand final settlement. Upon demand for a final settlement, Landlord shall have the right to receive, and Tenant hereby agrees to pay, as damages for Tenant's breach, the difference between the total rental provided for in this Lease for the remainder of the Lease Term and the reasonable rental value of the Premises for such period, such difference to be discounted to present value at a rate equal to the rate of interest allowed by law (at the time the demand for final settlement is made) when the parties to a contract have not agreed on any particular rate of interest (or, in the absence of such law, at the rate of 6% per annum).

                     (iii) Enter upon and take possession of the Premises
              without terminating this Lease and expel or remove Tenant and its effects therefrom without being liable to prosecution or any claim for damages therefor, and Landlord may relet the Premises for the account of Tenant. Tenant shall pay to Landlord all arrearages of Base Rental, Tenant's Additional Rental and other sums due and owing by Tenant to Landlord, and Tenant shall also pay to Landlord during each month of the unexpired Lease Term the installments of Base Rental, Tenant's Additional Rental and other sums due hereunder, less such part, if any, that Landlord shall have been able to collect from a new tenant upon reletting; provided, however, that Landlord shall have no obligation to relet the Premises so as to mitigate the amount for which Tenant is liable. In the event Landlord exercises the rights and remedies afforded to it under this Paragraph 25(b)(iii) and then subsequently elects to terminate this Lease, Tenant shall be liable to Landlord for damages as set forth in Paragraph 25(b)(ii) above and Landlord shall have the right at any time to demand final settlement as provided therein.

                     (iv) Landlord may do whatever Tenant is obligated to do by the provisions of this Lease and may enter the Premises in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in its actions pursuant to this Subparagraph, and Tenant further agrees that Landlord shall not be liable for damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

       Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity. Any entry by Landlord upon the Premises may be by use of a master or duplicate key or electronic pass card or any locksmith's entry procedure or other means. Any reletting by Landlord shall be without notice to Tenant, and if Landlord has not terminated this Lease, the reletting may be in the name of Tenant or Landlord, as Landlord shall elect. Any reletting shall be for such term or terms (which may be greater or less than the period which, in the absence of a termination of this Lease, would otherwise constitute the balance of the Lease Term) and on such terms and conditions (which may include free rent, rental concessions or tenant inducements of any nature) as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting. In the event of any reletting, Tenant shall pay to Landlord on demand the cost of renovating, repairing and altering the Premises for a new tenant or tenants, and the cost of advertisements, brokerage fees, reasonable attorneys' fees and other costs and expenses incurred by Landlord in connection with such reletting. In the event any rentals actually collected by Landlord upon any such reletting for any calendar month are in excess of the amount of rental payable by Tenant under this Lease for the same calendar month, the amount of such excess shall belong solely to Landlord and Tenant shall have no right with respect thereto. In the event it is necessary for Landlord to institute suit against Tenant in order to collect the rental due hereunder or any deficiency between the rental provided for by this Lease for a calendar month and the rental actually collected by Landlord for such calendar month, Landlord shall have the right to allow such deficiency to accumulate and to bring an action upon several or all of such rental deficiencies at one time. No suit shall prejudice in any way the right of Landlord to bring a similar action for any subsequent rental deficiency or deficiencies.

       26. WAIVER; ATTORNEY'S FEES. No act or thing done by Landlord or its agents during the Lease Term shall be deemed an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention, signed by Landlord, is given by Landlord to Tenant. Notwithstanding any such reletting or reentry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous event of default. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The failure of Landlord to enforce any of the Rules and Regulations described in Paragraph 16 against Tenant or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and is signed by Landlord. The rights granted to Landlord and Tenant in this Lease shall be cumulative of every other right or remedy which Landlord of Tenant may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. If either Landlord or Tenant brings any action under this Lease, or consults or places this Lease or any amount payable by the other party hereunder with an attorney for the enforcement of any of either party's rights hereunder, then the non-prevailing party agrees to pay to the prevailing party, on demand, the reasonable attorneys' fees and other costs and expenses incurred by such prevailing party in connection therewith.

       27. QUIET POSSESSION. Landlord hereby covenants that Tenant, upon paying rent as herein reserved, and performing all covenants and agreements herein contained on the part of Tenant, shall and may peacefully and quietly have, hold and enjoy the Premises without any disturbance from Landlord or from any other person claiming by, through or under Landlord, subject to the terms, provisions, covenants, agreements and conditions of this Lease, specifically including, but without limitation, the matters described in Paragraph 34 hereof.

       28. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

       29. SECURITY DEPOSIT. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant upon the occurrence of any event of default by Tenant or upon termination of this Lease. Landlord may commingle the Security Deposit with other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. At the termination of this Lease, the balance of the Security Deposit remaining after any such application (including any amount necessary to reasonably cure a Tenant default) shall be returned by Landlord to Tenant within thirty (30) days following the expiration of the Lease Term. If Landlord transfers its interest in the Premises during the Lease Term, Landlord shall assign the Security Deposit to the transferee who expressly assumes this Lease and thereafter shall have no further liability for the return of, or any other matter relating to, such Security Deposit.

       30. NO SUBROGATION; INSURANCE.

              (a) Tenant hereby waives any cause of action it might have against Landlord on account of any loss or damage that is insured against under any insurance policy that covers the Premises, Tenant's fixtures, personal property, leasehold improvements or business and which names Tenant as a party insured, or additional insured. Landlord hereby waives any cause of action it might have against Tenant because of any loss or damage arising under Paragraph 10 that is insured against under any insurance policy that covers the Building or any property of Landlord used in connection with the Building and which names Landlord as a party insured, provided that if the cost of restoring the loss or damage exceeds the amount of property damage insurance proceeds paid to Landlord on account of the loss or damage, Tenant shall remain liable to Landlord for the amount of such excess. This provision is cumulative of Paragraph 15.

              (b) Tenant shall procure and maintain throughout the Lease Term a policy or policies of commercial general liability insurance, at its sole cost and expense, insuring Tenant and Landlord against any and all liability for injury to or death of a person or persons, occasioned by or arising out of or in connection with the use or occupancy of the Premises and the operations and activities of Tenant and its employees, agents, contractors and invitees, the limits of such policy or policies to be in an amount not less than $2,000,000.00 with respect to injuries to or death of any one person and in an amount of not less than $2,000,000.00 with respect to any one accident or disaster, and shall furnish evidence satisfactory to Landlord of the maintenance of such insurance. This insurance coverage shall include blanket contractual liability and broad form property damage liability and shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Landlord, Landlord's agent, Landlord's mortgagee, and any other parties which Landlord shall deem necessary shall be named as an additional insured therein as their respective interests may appear. This insurance shall be written on an occurrence basis and shall be primary and noncontributory to any other insurance carried by Landlord and shall be with companies rated A-XV or better in Best's Insurance Guide and authorized to transaction business in the State of Washington. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least ten (10) days prior to cancellation, expiration or material alteration of such insurance. It is recommended that Tenant carry fire and extended coverage insurance on its personal property, as Landlord shall in no event be required to rebuild, repair or replace any part of the furniture, equipment, personal property, fixtures and other improvements which may have been placed by Tenant on or within the Premises.

              (c) Landlord shall maintain throughout the Lease Term, a policy or policies of insurance as required pursuant to the terms and conditions of Landlord's lender, but in no event less than $50,000,000 coverage on the Building.

       31. BINDING EFFECT. The provisions of this Lease shall be binding upon and inure to the benefit of Landlord and Tenant, respectively, and to their respective heirs, personal representatives, successors and assigns, subject to the provisions of Paragraphs 11, 24 and 41 hereof.

       32. NOTICES. Any notice required or permitted to be given hereunder by one party to the other shall be deemed to be given when deposited in the United States mail, certified or registered, return receipt requested, with sufficient postage prepaid, or hand delivered, addressed to the respective party to whom notice is intended to be given at the address of such party set forth on the Basic Lease Information. Either party hereto may at any time by giving written notice to the other party in the aforesaid manner designate any other address, which, in regard to notices to be given to Tenant, must be within the continental United States, in substitution of the foregoing address to which any such notice shall be given. Any notice from Tenant to Landlord regarding a material default by Landlord hereunder shall also be sent concurrently to Landlord's lender, at the last address supplied by Landlord or such lender to Tenant.

       33. BROKERAGE. Tenant warrants that it has not had any dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Kidder Mathews & Segner Inc. (Tenant's agent) and Colliers International, Inc. (Landlord's agent) and Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all cost, expense or liability for commissions or other compensation or charges claimed by any other broker or agent with respect to this Lease. Pursuant to the terms of separate written agreements between Landlord and Colliers International, Inc. and Kidder Matthews & Segner Inc., Landlord shall be solely responsible for the payment of all commissions, compensation or charges claimed by each such broker in connection with the execution of this Lease.

       34. SUBORDINATION. This Lease and all rights of Tenant hereunder are subject and subordinate to any deed of trust, mortgage or other instrument of security which does now or may hereafter cover the Building and the Land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deed of trust, mortgage or instrument of security. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that, in the judgment of Landlord, may be necessary or proper to confirm or evidence such subordination, and Tenant hereby irrevocably appoints Landlord as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates. However, notwithstanding the generality of the foregoing provisions of this Paragraph 34, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any such deed of trust, mortgage or other instrument of security to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Tenant further covenants and agrees upon demand by Landlord's mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deed of trust, mortgage or other instrument of security, or sale of the Building pursuant to any such deed of trust, mortgage or other instrument of security or voluntary sale, to attorn to the purchaser upon any such sale and to recognize and attorn to such purchaser as Landlord under this Lease. The agreement of Tenant to attorn upon demand of Landlord's mortgagee contained in the immediately preceding sentence shall survive any such foreclosure sale or trustee's sale. Tenant hereby agrees to execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that Landlord's mortgagee may request in order to confirm or evidence such attornment. In addition, Tenant acknowledges that following any foreclosure by Landlord's lender, such lender shall not be: (1) liable for any previous act or omission of Landlord under this Lease; (2) subject to any credit, demand, claim, counterclaim, offset or defense which theretofore accrued to Tenant against Landlord, (3) unless consented to by such lender or permitted without such lender's consent under the terms of any loan documents, bound by any previous modification of this Lease, or by any previous prepayment of more than one month's fixed rent or additional rent; (4) bound by any covenant or obligation of Landlord to perform, undertake or complete any work in the Premises or to prepare it for occupancy; (5) required to account for any security deposit of Tenant other than any security deposit actually delivered to such lender by Landlord; (6) bound by any obligation to make any payment to Tenant or grant any credits, except for services, repairs, maintenance and restoration provided for under this Lease to be performed by Landlord after the date of such attornment; and (7) responsible for any monies owing by Landlord to Tenant. Notwithstanding anything to the contrary contained herein, (a) Landlord agrees to use its good faith efforts to obtain a subordination, non-disturbance and attornment agreement from its existing mortgagee within 30 days of the execution of this Lease, and (b) the subordination by Tenant to future mortgagees provided for in this Section 34 shall be subject to the delivery of a non-disturbance agreement in favor of Tenant on such mortgagee's standard form of subordination, non-disturbance and attornment agreement.

       35. JOINT AND SEVERAL LIABILITY. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor(s) of Tenant's obligations hereunder, the obligations of Tenant shall be joint and several obligations of Tenant and each such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against each such guarantor, nor shall any such guarantor be released from its guarantee for any reason whatsoever, including, without limitation, any amendment of this Lease, any assignment of this Lease or sublease of all or any part of the Premises, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or any such guarantor any notices, or the release of any party liable for the payment or performance of any of Tenant's obligations hereunder.

       36. BUILDING NAME AND ADDRESS. Landlord reserves the right at any time to change the name by which the Building is designated and its address, and Landlord shall have no obligation or liability whatsoever for costs or expenses incurred by Tenant as a result of such name change or address change of the Building.

       37. ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS.

              (a) Tenant agrees to furnish from time to time, within ten (10) business days following the request by Landlord or any successor to Landlord or by the holder of any deed of trust or mortgage covering the Land and Building or any interest of Landlord therein, an estoppel certificate signed by Tenant to the effect that this Lease is then presently in full force and effect and specifying any modifications; that the Lease Term has commenced and the full rental is then accruing hereunder; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease; that Tenant, as of the date of such certificate, has no charge, lien or claim of offset under this Lease or otherwise against rents or other charges due or to become due hereunder; and that to the knowledge of Tenant, Landlord is not then in default under this Lease. To the extent that Tenant believes any of the foregoing to be inaccurate, Tenant shall specifically enumerate in the certificate the alleged inaccuracy and Tenant's basis for refusing to certify to such facts. At Landlord's option, any such certificate may also contain an acknowledgment by Tenant of receipt of notice of the assignment of this Lease to such holder and the agreement by Tenant with such holder that from and after the date of such certificate, Tenant will not pay any rent under this Lease more than thirty (30) days in advance of its due date, will not surrender or consent to the modification of any of the terms of this Lease nor to the termination of this Lease by Landlord, and will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to the holder of such deed of trust or mortgage (at such holder's last address furnished to Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice, during which period such holder shall have the right, but shall not be obligated, to remedy such act or omission; provided, however, that (i) the agreement of Tenant described in this sentence will be of no effect under such certificate unless Tenant is furnished by such holder with a copy of any assignment to such holder of Landlord's interest in this Lease within ninety (90) days after the date of such certificate, and (ii) the agreement of Tenant with such holder that is embodied in such certificate shall terminate upon the subsequent termination of any such assignment. In the event Tenant shall fail or neglect to execute, acknowledge and deliver any such certificate, Landlord may, as the agent and attorney-in-fact of Tenant, execute, acknowledge and deliver the same, and Tenant hereby irrevocably nominates, constitutes and appoints Landlord as Tenant's proper and legal agent and attorney-in-fact for such purpose. Such power of attorney shall not terminate on disability of the principal.

              (b) Tenant shall also furnish to Landlord within fifteen (15) days following a written request by Landlord, but no more often than one time per calendar year, a statement of the financial condition of Tenant prepared by an independent certified public accountant in a form reasonably satisfactory to Landlord.

       38. MECHANIC'S LIENS. Nothing contained in this Lease shall authorize Tenant to do any act which shall in any way encumber the title of Landlord in and to the Premises or the Building or any part thereof; and if any mechanic's or materialman's lien is filed or claimed against the Premises or Building or any part thereof in connection with any work performed, materials furnished or obligation incurred by or at the request of Tenant, Tenant will promptly pay same or cause it to be released of record. If the lien is not released of record within, or default in payment thereof shall continue for, twenty (20) days after written notice thereof from Landlord to Tenant, without limiting or otherwise affecting any of Landlord's other rights or remedies and without waiving any event of default by Tenant, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional rent hereunder from Tenant to Landlord and shall be repaid to Landlord immediately on demand therefor. Notwithstanding the foregoing, Tenant shall have the right, after written notice to Landlord, to contest in good faith and with all due diligence any mechanic's lien and shall not be required to pay any claim secured by such mechanic's lien provided that such lien would not be satisfied out of the interest of Landlord in the Premises or the Building by reason of such delay, and further provided that Tenant will at Tenant's expense, defend Landlord and pay all costs reasonably incurred by Landlord relating to the contest in the event Landlord is joined in any suit pertaining thereto or in the event any lien affidavit is filed claiming a lien upon Landlord's interest in the Premises or in the Building. The foregoing sentence shall not imply any right on the part of Tenant to affect Landlord's interest in the Premises or the Building.

       39. TAXES AND TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

       40. CONSTRUCTIVE EVICTION. Tenant shall not be entitled to claim a constructive eviction from the Premises unless Tenant shall have first notified Landlord in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Landlord shall have failed to remedy such conditions within thirty (30) days after receipt of said notice, provided, that if such default cannot be cured within such 30-day period and Landlord is diligently pursuing to cure same, Landlord shall be afforded additional time in order to cure or remedy such default.

       41. LANDLORD'S LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency except that Landlord shall at all times have personal liability to Tenant for repayment of the Security Deposit in the event of foreclosure as provided in Section 34 hereof. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord. Notwithstanding anything to the contrary contained in this Lease, in the event Landlord sells, assigns, transfers or conveys its interest in the Building and the Land, Landlord shall have no liability for any acts or omissions that occur after the date of said sale, assignment, transfer or conveyance.

       42. EXECUTION BY LANDLORD. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights with respect hereto unless and until Landlord shall, or shall cause its managing agent to, execute a copy of this Lease already executed and delivered by Tenant to Landlord, and deliver the same to Tenant.

       43. NO WAIVER. No waiver by Landlord of any of its rights or remedies hereunder, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Landlord; no delay or omission in the exercise or enforcement by Landlord of any rights or remedies shall ever by construed as a waiver of any right or remedy of Landlord; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Landlord.

       44. NO THIRD PARTY BENEFICIARY. This Lease is for the sole benefit of Landlord, its successors and assigns, and Tenant, its permitted successors and assigns, and it is not for the benefit of any third party.

       45. NUMBER AND GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

       46. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, neither Landlord nor Tenant, as the case may be, shall be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages and/or unavailability of labor or materials, war, governmental laws, regulations or restrictions, or any other cause of any kind whatsoever which are beyond the reasonable control of either Landlord or Tenant; provided that the affected party provides prompt written notice of the circumstances to the other party and uses its commercially reasonable efforts to mitigate the consequences. If this Lease specifies a time period for performance of an obligation, that time period shall be extended by the period of any delay in performance caused by any of the events of force majeure described herein. Notwithstanding the foregoing, force majeure shall not excuse Tenant from its obligation to timely pay rent.

       47. HAZARDOUS AND TOXIC MATERIALS.

       (a) For purposes of this Lease, hazardous or toxic materials shall mean asbestos containing materials and all other materials, substances, wastes and chemicals classified as hazardous or toxic substances, materials, wastes or chemicals or otherwise regulated under then-current applicable federal, state or local governmental laws, rules or regulations.

       (b) Tenant shall not knowingly incorporate into, or generate, store, use or otherwise place or dispose of at, or transport to or from, the Premises, the Building or on the Land any hazardous or toxic materials, except in the ordinary course of Tenant's business and then only if (i) such materials are handled and disposed of in accordance with industry standards for safety, storage, use and disposal, (ii) Tenant provides to Landlord an annual summary of permits that Tenant has or has applied for from local, state and federal agencies regarding Tenant's activities at the Building in connection with hazardous or toxic materials together with a copy of Tenant's most current environmental health and safety plan which contains Tenant's storage and disposal protocol(s) (herein referred to collectively as "TENANT'S EH&S PLAN"), and (iii) such materials are used, transported, stored, handled and disposed of in accordance with all applicable governmental laws, rules and regulations. Landlord shall have the right, but not the obligation, to periodically inspect and otherwise investigate the Premises for the presence of hazardous or toxic materials.

       (c) Landlord shall, at its sole cost and expense, investigate, remove and remediate pursuant to and in compliance with all applicable governmental standards, laws, rules and regulations, any hazardous or toxic materials whose presence at the Premises, Building or Land arises from the act or omission of Landlord. Landlord shall defend and indemnify Tenant and save it harmless from all suits, actions, damages, liability and expense arising from any release of hazardous or toxic materials to or from the Premises, Building or Land that either (i) occurred or existed prior to the Lease Term or (ii) arises from an act or omission of Landlord or its invitees (excluding tenants at the Building). Landlord shall not dispose of or release at the Premises, Building or the Land any hazardous or toxic materials in violation of applicable law and shall remove or remediate all hazardous or toxic materials disposed of or released by Landlord or its invitees (excluding tenants at the Building) at the Premises, Building or Land of which Landlord becomes aware when and if required by applicable law and in a manner that will not materially and adversely affect Tenant's access, use or occupancy of the Premises.

       (d) If Tenant or Landlord ever has any knowledge of the presence in the Premises or the Building or the Land of hazardous or toxic materials which affect the Premises, Tenant shall notify Landlord and vice versa in writing promptly after obtaining such knowledge. Tenant acknowledges that Landlord has advised Tenant of the existence of asbestos containing materials used during the initial construction of the Building. An operation and maintenance plan has been established to monitor such materials and has been made available to Tenant; however, Landlord has been advised that such materials do not pose a health hazard. Landlord represents and warrants, as of the date hereof and to the best of its knowledge, that there are no hazardous materials or environmental conditions at the Building that could adversely affect Tenant or its Sole Permitted Use. Tenant acknowledges that Landlord has provided copies of its latest environmental reports for Tenant's review.

       (e) If Tenant or its employees, agents or contractors shall ever violate the provisions of Paragraph (b) of this subsection or otherwise contaminate the Premises or the Building or Land, then Tenant shall, at its sole cost and expense, clean up, remove and dispose of the material causing the violation, or remove or remediate the contamination pursuant to and in compliance with all applicable governmental standards, laws, rules and regulations and shall repair any damage to the Premises or Building arising from the violation or contamination within such period of time as may be reasonable under the circumstances after written notice by Landlord (collectively, "TENANT'S ENVIRONMENTAL CORRECTIVE WORK"). Tenant shall notify Landlord of its method, time and procedure for any clean up or removal and Landlord shall have the right to require reasonable changes in such method, time or procedure or to require the same to be done after normal business hours to the extent reasonably feasible. Tenant's obligations under this subsection shall survive the termination or expiration of this Lease.

       (f) If any Tenant's Environmental Corrective Work (i) is to occur outside of the Premises or (ii) will in any way affect any portion of the Building other than the Premises, then Landlord shall have the right, but not the obligation, after giving Tenant advance notice and an opportunity to perform such Work, to undertake Tenant's Environmental Corrective Work, and Tenant shall reimburse Landlord for reasonable expenses incurred by Landlord in undertaking Tenant's Environmental Corrective Work. Tenant shall allow Landlord, its agents, employees and contractors such access to the Premises as Landlord may reasonably request in order to perform such Tenant's Environmental Corrective Work. In addition, Tenant shall protect, indemnify, defend and hold harmless Landlord and its directors, partners, officers, employees, agents, parents, subsidiaries, successors and assigns from any loss, damage cost, fine, penalty, expense or liability (including reasonable attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, discharge, disposal or presence of a hazardous or toxic material on the Premises, Building or Land caused by Tenant and its employees, agents, contractors, licensees or invitees, or a breach of any representation, warranty, covenant or agreement contained in this Paragraph 47, including, without limitation, the costs of any required or necessary repairs, cleanup or detoxification of the Premises, Building or Land and the preparation and implementation of any closure, remedial or other required plans and any natural resources damage. Tenant's obligations under this subsection shall survive the termination or expiration of this Lease.

       (g) Landlord acknowledges that Tenant uses hazardous and toxic materials in its business. Prior to the execution of this Lease, Tenant has provided a comprehensive list of all chemicals and hazardous materials used in Tenant's business. In addition, prior to bringing any hazardous or toxic materials into the Building or onto the Land, Tenant shall provide to Landlord a copy of Tenant's EH&S Plan, which shall be in compliance with applicable laws, for such hazardous or toxic materials. Tenant agrees to comply with Tenant's EH&S Plan and may utilize other hazardous or toxic materials which were not previously approved by Landlord, without Landlord's prior written consent, provided such usage complies with all of the applicable provisions of this Lease. Tenant hereby agrees to be responsible for the cost of any increased insurance resulting solely from Tenant's use of such hazardous materials. Landlord shall have the right to conduct an environmental audit of the Premises, at Landlord's sole expense, no more than one (1) time per year.

       48. TELECOMMUNICATIONS. Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent, which consent shall not be unreasonably, withheld or delayed provided such provider executes Landlord's standard form of Telecommunications License Agreement. Tenant expressly understands and agrees that Landlord reserves the right to grant or deny access (to the Building or any portion thereof, including, without limitation, the Premises) to any telecommunications service provider whatsoever, and that Tenant shall have no right to demand or attempt to require Landlord to grant any access to any such telecommunications service provider. Moreover, Tenant acknowledges and agrees that, in the event any such telecommunications service provider desires access to the Building to serve any or all tenants thereof, such access shall be prescribed and governed by the terms and provisions of Landlord's standard Telecommunications License Agreement, which must be executed and delivered to Landlord by such telecommunications service provider before it is allowed any access whatsoever to the Building. Subject to the requirements provided herein, Landlord acknowledges that Tenant will select its own telecommunications provider who, subject to the execution of Landlord's standard Telecommunications License Agreement, shall have access to the Building and its transmission systems to accomplish the purposes hereof.

       49. LANDLORD'S FEES. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within ten (10) days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

       50. NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on the Land or lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord (even if Landlord is the adjacent land owner).

       51. APPLICABLE LAW; CONSENT TO JURISDICTION. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF WASHINGTON. TENANT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS LEASE MAY BE MAINTAINED IN THE COURTS OF SNOHOMISH COUNTY, WASHINGTON OR IN THE U.S. DISTRICT COURT FOR THE WESTERN DISTRICT OF WASHINGTON, AND TENANT HEREBY CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS.

       52. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH WAIVE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR WITH RESPECT TO THIS LEASE.

       53. CONFIDENTIALITY. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent. Notwithstanding anything contained herein to the contrary, Landlord acknowledges and consents to Tenant's obligation to make such disclosures pertaining to this Lease that it shall deem necessary to comply with all securities laws and any other laws, statutes, rules, regulations or order of a court of law. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

       54. BACK-UP GENERATOR. Landlord agrees to provide a location that Tenant may use, on a non-exclusive basis, to install an emergency generator and fuel system at Tenant's sole cost and expense. Such generator and area will be designated by Landlord (in an area reasonably acceptable to Tenant) and, to the extent permitted by applicable ordinance, located adjacent to the Building and shall be subject to Landlord's review and approval of the configuration, placement and type of equipment that will be installed by Tenant, such approval not to be unreasonably withheld, conditioned or delayed. Once the location for the generator has been established, Tenant shall provide screening or other reasonable means to secure the generator. The space provided for the generator shall not be included in the calculation of Rentable Space of the Premises. Tenant shall be responsible for and shall pay all costs and expenses of providing, installing, maintaining, operating, testing, repairing and, upon termination of this Lease, removing such back-up generator and fuel system. Tenant shall pay directly to its supplier for all fuel consumed by the back-up generator and Tenant shall comply with all federal, state and local laws, rules and ordinances and the operative office association, together with the provisions of this Lease, concerning the installation, use storage and disposal of diesel fuel and storage tanks. Provided, further, that Tenant shall procure and maintain throughout the term of this Lease, all permits, licenses, registrations, financial assurances necessary for the installation, construction and operation of the back-up generator and fuel tanks.

       55. SIGNAGE. Tenant shall be allowed to utilize a portion of Landlord's exterior monument signage equal to at lest 25% of the overall signage. In addition, Tenant shall be entitled to Building standard lobby signage equal to at least 25% of the overall signage. Notwithstanding the foregoing, Tenant shall be responsible for the cost of installing and maintaining such signage and the location, type and size of such signage shall be reasonably acceptable to Landlord. In addition, all signage must conform to all governmental codes and ordinances. Landlord represents and Tenant understands that there will be no signage of any kind permitted on the Building exterior except the Building address and signage regarding Landlord's ownership of the Building which shall only be displayed on the Building's entry doors.

       56. SPECIAL TENANT INSTALLATIONS. Landlord acknowledges that Tenant desires certain special installations in the Premises and certain Service Areas more particularly described hereinbelow. Subject to Landlord's review and approval of the Approved Working Drawings which shall be delivered in accordance with the terms of Exhibit D hereto and which in all cases shall specifically address such desired special installations, such Landlord consent not to be unreasonably withheld, conditioned or delayed, Tenant shall be permitted to complete the following: (a) installation, maintenance, operation, modification and removal of an HVAC system on the Building's roof related to Tenant's clean room facilities; (b) locate lab hoods and antennae on the Building's roof (such rooftop equipment to be governed by Landlord's standard rider related to rooftop equipment); (c) installation, maintenance, operation, modification and removal of an emergency generator and fuel system as more particularly described herein; (d) construct an internal stairwell between its floors (provided, further, that said stairwell shall not impact the overall square footage of the Premises); and (e) obtain access from time to time, with a representative of Landlord present, to the areas above the acoustical ceiling to install, maintain and inspect special tenant installations to the Premises. In connection with all such special tenant installations, Landlord shall have the option of requiring Tenant to remove same, at Tenant's cost, following the expiration of the Lease Term. In addition, Tenant acknowledges that Landlord shall not be unreasonable in its denial of any such special installation in the event (i) Landlord's third-party engineering consultant determines that such tenant installation will subject the Building or its occupants to unnecessary structural or safety risks or potential harm (e.g., an assessment of the structural integrity resulting from the desired internal stairwell), or (ii) violates local ordinance, or (iii) impairs the rights of other existing or prospective tenants of the Building.

       57. CATEGORY 5 CABLING. Landlord agrees to keep the existing Category 5 cabling system located on the 2nd and 3rd floors of the Building in place during the Lease Term and to permit Tenant to utilize such existing Category 5 cabling system on those floors so long as, in the reasonable judgment of Landlord, that it does not adversely impact Landlord's plans for the Building.

       58. MISCELLANEOUS. Notwithstanding anything to the contrary in this Lease, (a) if another tenant of the Building is violating the terms of its lease and such violation is harming Tenant, Landlord agrees to take commercially reasonable action to enforce its rights under said other lease so as to eliminate or mitigate the harm caused by such tenant to Tenant; and (b) the liability of either party under the terms of this Lease shall be limited to the other party's actual, direct, but not consequential damages, including, without limitation, damages for loss or profits or special or punitive damages.


       IN WITNESS WHEREOF, this Lease Agreement is entered into by the parties hereto on the day and year first set forth above.

LANDLORD:                                    TENANT:
--------                                     ------

WIREDZONE PROPERTY, L.P.                     COMBIMATRIX CORPORATION

By:     WiredZone Property GenPar, LLC,
        its general partner                  By: /s/ Patrick de Maynadier
                                                --------------------------------
                                             Its:    Executive Vice President
                                                     and General Counsel
        By: /s/ Judson Pankey                   --------------------------------
           ----------------------------
        Its:
            ---------------------------

STATE OF TEXAS               SECTIONS
                             SECTIONS
COUNTY OF DALLAS             SECTIONS

       I certify that I know or have satisfactory evidence that _______________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the _________________ of WiredZone Property GenPar, LLC, general partner of WIREDZONE PROPERTY, L.P., to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

       DATED: October __, 2000.


                                    --------------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    NOTARY PUBLIC in and for the State of Texas,
                                    residing at
                                               ---------------------------------
                                    My Appointment expires:
                                                           ---------------------





(use this space for notarial stamp/seal)





STATE OF WASHINGTON          SECTIONS
                             SECTIONS
COUNTY OF _____________      SECTIONS

       I certify that I know or have satisfactory evidence that _______________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute this instrument and acknowledged it as the _________________ of COMBIMATRIX CORPORATION, a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

        DATED: October __, 2000.


                                      ------------------------------------------
                                      Print Name:
                                                 -------------------------------
                                                                    NOTARY

                                      PUBLIC in and for the State of Washington,
                                      residing at
                                                 -------------------------------
                                      My Appointment expires:
                                                             -------------------






(use this space for notarial stamp/seal)

                         EXHIBIT "A" TO LEASE AGREEMENT


                          LEGAL DESCRIPTION OF THE LAND


       Tracts 3 and 4 of Snohomish County Binding Site Plan recorded under Recording No. 8311075005. Situated in the County of Snohomish, State of Washington.



                           EXHIBIT "A" - PAGE 1 OF 1

                         EXHIBIT "B" TO LEASE AGREEMENT


                             FLOOR PLAN OF PREMISES

                                [To Be Provided]



                           EXHIBIT "B" - PAGE 1 OF 1

                         EXHIBIT "C" TO LEASE AGREEMENT


                                    HOLIDAYS


        January 1st                                 New Years Day

        Last Monday in May                          Memorial Day

        July 4th*                                   Independence Day

        First Monday in September                   Labor Day

        Fourth Thursday in November                 Thanksgiving Holidays
          plus Friday following

        December 25th                               Christmas Day


*or date legally celebrated

                         EXHIBIT "D" TO LEASE AGREEMENT


                        LEASEHOLD IMPROVEMENTS AGREEMENT


       THIS LEASEHOLD IMPROVEMENTS AGREEMENT (this "AGREEMENT") is made and entered into this ____ day of October, 2000, in connection with that certain Lease Agreement (the "LEASE"), executed concurrently herewith by and between WIREDZONE PROPERTY, L.P. ("LANDLORD") and COMBIMATRIX CORPORATION ("TENANT"), and constitutes the entire agreement of Landlord and Tenant with respect to the construction and completion of the Premises described in the Lease. In the event of a conflict between the provisions of this Agreement and other provisions of the Lease, the provisions of this Agreement will control. Terms defined in the Lease, when used herein, shall have the same meanings as are ascribed to them in the Lease.

       1. Since the Premises have been occupied by a previous tenant, Tenant hereby agrees to accept the Premises in its "as is" condition; provided, however, the Premises shall be in broom-clean condition and all Building systems (including, without limitation, the structural roof, roof membrane, walls, foundations, existing HVAC and utility systems) shall be in good working order prior to the delivery of the Premises to Tenant. Landlord agrees, at Landlord's expense, to upgrade the Building common lobby and central elevator lobby, central elevator lobby cabs and security area to "WiredZone" specifications at Landlord's sole cost and expense within 180 days following applicable city approval/permits related to such work, which city approval and permitting shall be diligently sought within 60 days of the Commencement Date of the Lease.

       2. Initially, Tenant shall provide to Landlord for its reasonable approval space plans for the Premises prior to commencing working drawings. Following Landlord's written approval of such space plans (with a response to be provided within five (5) business days following receipt thereof), Tenant shall provide to Landlord for its reasonable approval final working drawings, prepared by Tenant's Architect/Engineer, of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, internal stairwell, ceiling plan, electrical outlets and switches, telephone outlets, built-in kitchen equipment, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for in the Lease (including, without limitation, those detailed in Paragraph 56 of the Lease) and under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. Such plans will also address the installation of Tenant's switching equipment. If Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, and plumbing systems, the working drawings pertaining thereto shall be prepared by Tenant's engineer with Landlord approval. Such working drawings and the improvements depicted thereon shall (a) comply with all applicable governmental laws, codes, rules, and regulations, (b) be sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) conform to the reasonable rules and regulations promulgated from time to time by the Landlord for the construction of tenant improvements. As used herein, "Approved Working Drawings" shall mean the final working drawings reasonably approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Approved Working Drawings. The Approved Working Drawings shall be generated from and based upon Tenant's architect's initial programming for the Premises, which Landlord has reviewed and provided conceptual approval. Landlord acknowledges that the Work will be performed in several phases during the Lease Term, each of which shall collectively constitute the "Work" for purposes hereof. Landlord's approval of the Working Drawings shall not be a representation or warranty by Landlord that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely be the consent of Landlord to the performance of the Work. All changes in the Work for partition changes or other material or structural changes must receive the prior written approval of Landlord which approval shall not be unreasonably withheld, delayed or conditioned, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "marked-up" plan (e.g., sepia) of the improvements as constructed, which plan shall be incorporated into this Lease by this reference for all purposes, as well as copies of all specifications and warranties on equipment installed and connected to the Building's systems.



                           EXHIBIT "C" - PAGE 1 OF 1

       3. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, in Landlord's reasonable discretion, such consent not to be unreasonably withheld, conditioned or delayed. Tenant's construction manager shall also be subject to the review and approval of Landlord, such consent not to be unreasonably withheld or delayed based upon Landlord's review of the qualifications and creditworthiness of such proposed construction manager candidates. Tenant hereby advises Landlord that it is submitting these candidates to be considered for the position of construction manager for the tenant improvements to the Premises: DPR Contractors, Rafn Contractors and Howard S. Wright Contractors. Landlord reserves the right to provide other suggested contractors to Tenant for Tenant to review and consider. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, must be received by Landlord before the Work is commenced. The Work shall be performed in a good and workmanlike manner that is free of defects and is in conformance with the Approved Working Drawings, and shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. All contractors and subcontractors shall contact Landlord and schedule reasonable time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.). Landlord agrees to cooperate with Tenant in order to expedite the completion of the Work.

       4. Tenant shall bear the entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction labor and materials, additional janitorial services and trash removal to the extent the contractor fails to provide such services, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs"), subject to the reimbursement from the Tenant Improvement Allowance (as herein defined).

       5. In the event Tenant desires any changes to the Approved Working Drawings, Tenant shall submit the proposed change order to Landlord in writing for Landlord's approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord shall advise Tenant of such approval or disapproval within five (5) business days following receipt by Landlord of such request, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord fails to approve or disapprove the Change Order within five
(5) business days following delivery of the Change Order by Tenant to Landlord, Landlord shall be deemed to have approved the proposed change and it may be implemented by Tenant.

       6. The Lease Term and Tenant's rental obligations under the Lease will commence upon the Commencement Date set forth in the Lease, and Tenant shall cause certain identified portions of the Work to be completed in accordance with the build-out schedule for the Premises set forth in Rider No. 106 to the Lease. Tenant agrees that upon substantial completion of the Work and each phase thereof, Tenant will occupy and accept the Premises. Except as otherwise provided in this Lease, Tenant shall not enter into possession of the Premises prior to substantial completion for purposes other than construction and/or preparing the Premises for move-in (which entry shall be at Tenant's sole risk since Tenant is causing the construction of the Premises) without Landlord's written consent, which consent shall not be unreasonably withheld, conditioned or delayed, other than in such event, Tenant acknowledges that its indemnity contained in the Lease shall be applicable to such period of early possession.

       7. Landlord shall provide a construction allowance (the "ALLOWANCE") of $10.00 per square foot of Rentable Space in the Premises. Such funds shall be paid to Tenant within 30 days following the completion of the Work (or applicable stages thereof) and Landlord's receipt of the following: (i) submission of an AIA draw request, (ii) a certification from Landlord's and Tenant's construction managers that such work was completed in a good and workmanlike manner, (iii) copies of executed lien waivers and invoices, and (iv) a certificate of occupancy from the appropriate governmental authority as well as copies of any licenses required for Tenant's use and occupancy of the Premises and any auxiliary equipment installed by Tenant (but in no event earlier than Tenant's occupancy of the Premises and the payment of the first month of Base Rental). The Allowance may be used by Tenant for any construction obligations of Tenant (but not for the payment of Base Rental and such shall not be applied to any obligations of Landlord under Paragraph 47 of the Lease). Any unused portion of the Allowance shall not be available for subsequent construction or alterations by Tenant. In the event the Work is completed in identified stages, Landlord agrees to make available the applicable portion of the Allowance (i.e., the allocable portion of the Allowance in connection with the square footage of the area being constructed for Tenant's use and occupancy and for which Base Rental will thereafter be paid upon), provided that Landlord receives documentation evidencing the completion of such portion of the Work as well as lien waivers from the applicable contractors and subcontractors in connection with such portion of the Work. With regard to disbursement, Landlord agrees, with regard to each identified stage of the Work, to make the applicable portion of the Allowance available as follows: the first third shall be made available to Tenant at the commencement of such phase or stage of Work; the second third shall be made available to Tenant when two-thirds of such phase or stage of Work is completed as verified by Landlord's inspectors; and the final third shall be made available to Tenant when such phase or stage of Work is completed, as verified by Landlord's inspectors, and the materials described in clauses (ii) through (iv) above which relate to such portion of the Work have been delivered.

       8. Tenant, through its Landlord-approved agent, shall supervise the Work. Landlord or its construction manager shall coordinate with Tenant, Tenant's construction manager and its contractor with respect to the relationship between the Work (including, but not limited to scheduling of Work, Building policies and procedures and inspection of the Work), the Building, and the Building's systems. Tenant shall be obligated to pay a construction supervision fee of five percent (5%) of the Total Construction Costs to Landlord or Landlord's construction manager, such fee not to exceed $75,000. Tenant hereby covenants to comply with Landlord's guidelines regarding construction policies and procedures and further agrees to cause all contractors and



                           EXHIBIT "D" - PAGE 2 OF 3
subcontractors to abide by such policies and procedures. Landlord shall, prior to commencement of construction hereunder, provide Tenant's contractors with a staging area not to exceed 1,000 square feet which shall be reasonably located and adequate for performing the Work. Landlord may, from time to time, relocate the staging area if it interferes with Landlord's or another tenant's usage of the Building. In addition to the indemnification for mechanic's liens set forth in this Lease, Tenant hereby indemnifies Landlord and its property manager from any and all claims, damages, liabilities and causes of action arising from the construction of the tenant improvements to the Premises except to the extent caused by the gross negligence or intentional misconduct of Landlord. Tenant understands that Landlord will require weekly construction meetings.

       9. All sums payable by Tenant to Landlord under this Agreement shall constitute additional rental under the Lease. In the event Tenant shall fail to pay any amount of such additional rental when due, and any such failure continues for a period of ten (10) days after written notice of such failure is issued by Landlord to Tenant, then such failure shall constitute an Event of Default under the Lease and hereunder and Landlord shall have the right to exercise all of its rights and remedies under the Lease and under applicable law. In no event shall any termination of the Lease by Landlord relieve Tenant of Tenant's obligation to pay to Landlord the sums payable by Tenant hereunder.



                           EXHIBIT "D" - PAGE 3 OF 3

       EXECUTED as of the day and year first above written.

                                   LANDLORD:

                                   WIREDZONE PROPERTY, L.P.

                                   By:  WiredZone Property GenPar, LLC,
                                        its general partner


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------


                                   TENANT:

                                   COMBIMATRIX CORPORATION


                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------



                           EXHIBIT "D" - PAGE 4 OF 3

                         EXHIBIT "E" TO LEASE AGREEMENT


                        ACCEPTANCE OF PREMISES MEMORANDUM


       THIS ACCEPTANCE OF PREMISES MEMORANDUM (this "MEMORANDUM") is entered into on this ____ day of October, 2000, by and between WIREDZONE PROPERTY, L.P., as Landlord ("LANDLORD"), and COMBIMATRIX CORPORATION, as Tenant ("TENANT"). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease (as hereinafter defined).

                                R E C I T A L S:

       WHEREAS, on October __, 2000, Landlord and Tenant entered into that certain Lease Agreement (the "LEASE") whereby Landlord leased certain Premises located in the Building to Tenant pursuant to certain terms and provisions more particularly described therein;

       WHEREAS, as provided in Paragraph 8 of the Lease, Tenant desires to take possession of and accept the Premises subject to the terms and provisions hereof.

       NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements contained herein and in the Lease, Landlord and Tenant hereby expressly covenant, acknowledge and agree as follows:

       1. Except as set forth in Exhibit "D" to the Lease, Landlord has no further obligation to install or construct any leasehold improvements, modifications or alterations to the Premises.

       2. The Commencement Date shall be November 1, 2000. Pursuant to the provisions of the Lease, the first monthly installment of Base Rental shall become due and payable on November 1, 2000.

       3. The expiration date of the Lease shall be October 31, 2008.

       4. The Premises contain 85,414 square feet of Rentable Space.

       5. Except as specifically set forth herein, as of the date of this Memorandum the Lease has not been modified, altered, supplemented, superseded or amended in any respect.

       6. All terms, provisions and conditions of the Lease are and remain in full force and effect, and are hereby expressly ratified, confirmed, restated and reaffirmed in each and every respect.

       IN WITNESS WHEREOF, this Memorandum is entered into by Landlord and Tenant on the date first set forth above.

LANDLORD:                                   TENANT:
--------                                    ------

WIREDZONE PROPERTY, L.P.                    COMBIMATRIX CORPORATION

By:     WiredZone Property GenPar, LLC,
        its general partner                 By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

        By:
           ----------------------------
        Its:
            ---------------------------

                         EXHIBIT "F" TO LEASE AGREEMENT


                         BUILDING RULES AND REGULATIONS


       1. Sidewalks, doorways, vestibules, corridors, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises and for going from or to another part of the Building.

       2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable materials shall be thrown or placed therein. Damage resulting to any such fixtures or appliances or surrounding areas from misuse by Tenant shall be repaired at the sole cost and expense of Tenant, and Landlord shall not in any case be responsible therefor.

       3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other parts of the Building except of such color, size and style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building which would impact Building systems except by the Building maintenance personnel nor shall any part of the Building be defaced by Tenant.



                           EXHIBIT "E" - PAGE 1 OF 1

       4. Tenant shall not place any additional lock or locks on any doors in or to the Premises without Landlord's prior written consent. Two keys to the locks on the doors which access the Premises from the Common Areas shall be furnished by Landlord to Tenant, and Tenant shall not have any duplicate keys made. Additional keys required by Tenant shall be made by Landlord at Tenant's sole expense. Upon termination of the Lease, Tenant shall return all keys to Landlord and shall provide to Landlord a means of opening all safes, cabinets and vaults being left with the Premises.

       5. With respect to work being performed by Tenant in the Premises with the approval of Landlord, Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to work performed in the Building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and any and all installation of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building. Tenant must have Landlord's written approval prior to employing any contractor. Any and all such contractors shall comply with these Rules and Regulations for such services including, but not limited to, insurance requirements. All work in or on the Building shall comply with any and all codes. (To the extent the terms and conditions of this Rule 5 conflict with the terms and conditions of the Leasehold Improvements Agreement, the terms and conditions of such Leasehold Improvements Agreement shall control.)

       6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any bulky materials, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to such hours as Landlord shall reasonably designate. All such movement shall be under the supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord, and subject to its decision and control, as to the time, method and routing of movement and as to limitations for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to person or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord and other tenants if damaged or injured as a result of acts in connection with carrying out this service for Tenant from the time of entering the property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

       7. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment, which shall, in all cases, be positioned to distribute the weight and stand on supporting devices approved by Landlord. All damage done to the Building by taking in or putting out any property of Tenant, or done by Tenant's property while in the Building, shall be repaired at the expense of Tenant.

       8. Corridor doors, when not in use, shall be kept closed.

       9. Tenant shall cooperate with Landlord's employees in keeping its Premises neat and clean. Tenant shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel. Landlord shall be in no way responsible to Tenant, its agents, employees, contractors or invitees for any loss of property from the Premises or public areas or for any damage to any property thereon from any cause whatsoever.

       10. To insure orderly operation of the Building, Landlord and Tenant shall, prior to the Commencement Date, agree on reasonable rules and policies respecting deliveries to the Premises on Tenant's behalf or required for Tenant's operations.

       11. Should Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power in excess of standard office use or heating without Landlord's prior written permission.

       12. Tenant shall not make or permit any improper noises in the Building or otherwise interfere in any way with other tenants or persons having business with them.

       13. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No animals shall be brought into or kept in, on or about the Premises.

       14. Tenant shall not permit its employees to install or utilize space heaters in the Premises.

       15. No portion of the Premises shall at any time be used or occupied as sleeping or lodging quarters.

       16. Landlord will not be responsible for money, jewelry or other personal property lost or stolen in or from the Premises or public areas regardless of whether such loss or theft occurs when the area is locked against entry or not.

       17. The Premises shall not be occupied by an average of more than one (1) person per 200 square feet of Rentable Space in the Premises without the prior written consent of Landlord.

       18. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be advisable for the safety, protection, care and cleanliness of the Building, the use and operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed. No subsequent changes shall be permitted to the extent they are inconsistent with the terms and conditions of the Lease.

       19. Notwithstanding anything to the contrary contained herein, the Building Rules and Regulations to be applied to Tenant shall in no event be less favorable or adversely inconsistent with those applied to other tenants in the Building.



                           EXHIBIT "F" - PAGE 3 OF 2

                                                                   Rider No. 101

                               PARKING FACILITIES


        At all times during the Lease Term and any renewal or extension thereof, and so long as this Lease and any renewal or extension thereof is in full force and effect and no event of default shall have occurred and be continuing under this Lease, Tenant shall be permitted the use of the surface parking lot associated with the Building for parking automobiles owned by Tenant and its employees, agents and invitees. Landlord hereby agrees to make available to Tenant, and Tenant hereby agrees to take, subject to the further provisions of this Rider No. 101, during the Lease Term, and any extension or renewal thereof, all or some of the following permits to park automobiles on the surface parking lot:

             A total of * permits for unassigned and unreserved parking in the surface parking lot.

        Landlord and its parking lot operator shall have the right from time to time to reconfigure the surface parking lot and to promulgate reasonable rules and regulations regarding the parking permits available to Tenant hereunder and others, including, but not limited to, the flow of traffic to and from various parking areas, angles and direction of parking, and the like. Tenant agrees to comply, and to cause its employees, agents and visitors to comply, with such rules and regulations (and reasonable additions and amendments thereto) as Landlord and its parking lot operator may promulgate from time to time. Landlord and its parking lot operator will not be responsible for money, jewelry or other personal property lost or stolen in or from the parking lot or public areas regardless of whether such loss or theft occurs when the parking lot or such area is locked or otherwise secured against entry or not.


* based on a ratio of 3.1 permits for every 1,000 square feet of Rentable Space in the Premises for which Base Rental is being paid per Rider No. 106 hereto.

                                                                   Rider No. 102

                            TENANT'S OPTION TO RENEW


        Tenant may, at its option and subject to the terms hereof, renew the Lease Term for two (2) additional term(s) of sixty (60) months each, provided that this Lease must be in full force and effect and no event of default may exist under this Lease at the time of exercise of such option or at the time the renewal term would begin. Such renewal shall be upon the same terms and conditions as provided elsewhere in this Lease, except that (i) this Lease may not be renewed more often than as set forth above, (ii) Landlord shall have no obligation to install improvements in the Premises, and (iii) the annual Base Rental for such renewal period(s), and each monthly installment thereof, shall be determined as provided below. Each such option shall be exercised by Tenant giving notice to Landlord by certified mail, return receipt requested, at least twelve (12) months prior to the end of the then-existing term, and, if not so exercised, such option not so exercised and any subsequent option to renew shall automatically expire and terminate. Notwithstanding anything to the contrary contained herein, Tenant's option herein shall be subject to a determination by Landlord, at Landlord's sole discretion, that Tenant's financial condition at the time it makes such election is comparable or better than the financial condition of Tenant at the time Tenant had executed this Lease (i.e., Tenant must have a total equity capitalization at the time of each such renewal notice of at least $50,000,000). If Tenant so elects to renew the Lease Term, following Tenant's exercise of such renewal option, upon request from Landlord, Tenant and Landlord will enter into a renewal agreement by which this Lease will be renewed in accordance with the terms set forth in this Rider.

        The annual Base Rental for each renewal period shall be the Prevailing Market Rental Rate for comparable buildings in the "North End Submarket of Seattle" taking into consideration the unique features and location of the Building, and the use, location and floor level within the Building for the subject space as well as the intended term of such lease under consideration and the date such renewal term is to commence. The Prevailing Market Rental Rate shall be exclusive of the tenant improvements which are above the initial Allowance under the Lease. The parties shall negotiate in good faith to establish the Prevailing Market Rental Rate. If the parties are unable to agree on such rate within thirty (30) days after Tenant gives Landlord is notice exercising the Renewal Option (the "Notice Date"), then each party shall appoint an appraiser who is a member of the American Institute of Real Estate Appraisers (an "Appraiser") and has at least five (5) years experience appraising rental properties in the greater Seattle area. If the Appraisers are unable to reach agreement about Prevailing Market Rental Rate within forty-five (45) days after the Notice Date, then either party on written notice to the other may request appointment of a single arbitrator by the American Arbitration Association ("AAA") in accordance with its then prevailing real estate valuation arbitration rules as modified by this Rider. Once the arbitrator is appointed, each Appraiser shall promptly submit his/her determination of Prevailing Market Rental Rate to the arbitrator. The arbitrator shall determine Prevailing Market Rental Rate (applying the standards of determination set forth above) within ten
(10) days based solely on the materials submitted by the Appraisers and the determination shall not exceed or be less than the Market Rent determinations of the Appraisers. Each party shall bear the expense of retaining its Appraiser. The fees and expenses of the arbitrator and other expenses of the arbitration shall be borne equally by the parties. The arbitrator's determination of Prevailing Market Rental Rate shall be final and binding on the parties. Judgment upon the determination of Prevailing Market Rental Rate rendered by the arbitrator may be entered into any court having jurisdiction over this matter.

                                                                   Rider No. 103

                                EXPANSION OPTION


        Provided (i) there is no event of default hereunder and (ii) Tenant's total equity capitalization at the time of such expansion notice is at least $50,000,000.00, Tenant shall have the right between the 48th and 50th month of the Lease Term to provide Landlord with 18 months advance written notice of Tenant's need for additional space equal to an amount up to 25% of the 85,414 actual square footage initially leased (the "Expansion Space"). If such notice is given, Landlord shall and guarantees to provide Tenant with a solution for accommodating said request. If the solution is within the Building, the term of the lease with respect to such Expansion Space shall be coterminous with the Lease Term for the original Premises. If the solution is in a structure to be constructed as an addition to the Building or as another stand alone building adjacent to the Building, then the term of the lease for the Expansion Space shall be a minimum of seven years. In either case rental rates will be negotiated based upon 100% of the then current market rents for similar space at the time of the renewal notice by Tenant. The other terms and conditions relating to such Expansion Space shall be substantially similar to those in the Lease. The process for determining the fair market rent shall be as set forth in Rider No. 102 to this Lease. In the event Tenant in its notice requires more than 25% of the 85,414 actual square footage leased, Landlord shall use its best efforts to provide a reasonably acceptable solution for Tenant in the Building, any adjacent buildings or elsewhere. Said solution shall be mutually agreeable to the parties with respect to location, timing and determination of fair market rent.

                                                                   Rider No. 104

                           RIGHT OF FIRST OPPORTUNITY

        1. RIGHT OF FIRST OPPORTUNITY. Provided this Lease is then in full force and effect and no event of default as defined in Paragraph 25 of this Lease has occurred and remains uncured, and subject to the terms hereof, Tenant shall have the right of first opportunity during the first sixty (60) months of the Lease Term to lease all (or a portion) of the additional space consisting of the area on the 2nd and 3rd floors designated and referred to on Exhibit "B-2" attached to this Lease as the "RIGHT OF FIRST OPPORTUNITY SPACE", for a term beginning on the Effective Date (as hereinafter defined) and ending contemporaneously with the expiration of the Lease Term (unless sooner terminated pursuant to the terms of this Lease, and subject to any rights of extension contained in this Lease). The right of first opportunity contained herein shall automatically terminate following the expiration of such sixty (60) month period (unless sooner terminated pursuant to the terms of this Lease).

        2. NOTICE BY LANDLORD. Prior to entering into bona fide negotiations with an existing tenant in the Building or a prospective tenant to lease all or any part of the Right of First Opportunity Space (or if an existing tenant of the Right of First Opportunity Space desires to extend the term of its lease thereof), Landlord shall notify Tenant of such fact and shall include in such notice the Prevailing Market Rental Rate for such space. Tenant shall have a period of ten (10) business days from the date of delivery of such notice to notify Landlord whether Tenant elects to exercise the right granted hereby to lease such portion of the Right of First Opportunity Space. If Tenant fails to give any notice to Landlord within the required ten (10) business day period, Tenant shall be deemed to have refused its right to lease the Right of First Opportunity Space. Notwithstanding anything to the contrary contained herein, Tenant's option herein shall be subject to a determination by Landlord, in Landlord's reasonable discretion, that Tenant's financial condition (i.e., total equity capitalization at the time of such notice of at least $50,000,000) is unchanged.

        3. REFUSAL BY TENANT. If Tenant so refuses its right to lease the Right of First Opportunity Space (either by giving written notice thereof or by failing to give any notice), Landlord shall have the right to lease all or any portion of the Right of First Opportunity Space to an existing tenant in the Building or a prospective tenant (or to extend the term of the lease of an existing tenant) on such terms and provisions as may be acceptable to Landlord. If Tenant so refuses its right to lease the Right of First Opportunity Space, then if Landlord shall enter into a lease with a prospective tenant (or extend the term of the lease of an existing tenant) for all or any part of the Right of First Opportunity Space, Tenant's right of first opportunity as to such portion of such Right of First Opportunity Space shall terminate with respect to that lease but not with respect to future opportunities for the space in the event such shall become available.

        4. ACCEPTANCE BY TENANT. Upon the exercise by Tenant of its right of first opportunity as provided in Paragraph 2, Landlord and Tenant shall, within ten (10) business days after Tenant delivers to Landlord notice of its election, enter into a written amendment modifying and supplementing this Lease and containing other appropriate terms and provisions relating to the addition of the Right of First Opportunity Space to the Premises (including specifically any increase, adjustment, or augmentation of rent as a result of such addition). The annual Base Rental to be paid under this Lease for the Right of First Opportunity Space so leased shall be at the Prevailing Market Rental Rate as determined in the manner described in Rider No. 102 hereto. The payment of the new Base Rental for the Right of First Opportunity Space shall commence on the Effective Date, which shall be the later of (a) thirty (30) days following the expiration date of the term of any lease with another tenant covering the Right of First Opportunity Space, or (b) the date agreed upon by Landlord and Tenant if the Right of First Opportunity Space is not covered by a prior tenant lease, or, in the event they are unable to agree, shall be the date ninety (90) days from the date upon which Tenant notified Landlord of its election to lease the Right of First Opportunity Space. Rent for a partial month shall be prorated. Possession of the Right of First Opportunity Space shall be delivered to Tenant in an "as is" condition. Landlord shall not be liable for the failure to give possession of the Right of First Opportunity Space on the Effective Date by reason of the holding over or retention of possession of any tenant, tenants, or occupants (provided Landlord uses commercially reasonable diligence in prosecuting eviction of such tenant or occupant), or for any other reason, and any such failure shall not impair the validity of this Lease, or extend the Term, but the rent for such Right of First Opportunity Space shall be abated and the Commencement Date extended until possession is delivered to Tenant, and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of such failure to give possession of the Right of First Opportunity Space to Tenant on the effective date.

        5. TERMINATION OF RIGHT. Any termination of this Lease during the original Lease Term (or any extension thereof) or any non-permitted assignment or subleasing by Tenant pursuant to this Lease shall terminate the right of first opportunity of Tenant contained herein.

        6. SUBORDINATE RIGHT. [Intentionally Deleted.]

        7. ADDITIONAL RIGHT OF FIRST OPPORTUNITY. In addition to the right described in Paragraph 2 above, Tenant shall have the right of first opportunity to lease the entirety of any new structure or extension to the Building that Landlord may construct on the land. Such right shall be for the first eighty-four (84) months of the Lease Term. Rental rates shall be negotiated based upon 100% of the then current market rents for similar space in the North End Submarket at the time. The other terms and conditions relating to such new structure or extension shall be substantially similar to those in the Lease. The Prevailing Market Rental Rate shall be calculated using the methodology set forth in Rider No. 102 to the Lease. In the event Tenant exercises this option and leases the entire new structure or extension, then Tenant may relinquish the entirety of its presence on the 3rd floor of the initial Premises.

                                                                   Rider No. 106

                             SCHEDULE OF BASE RENTAL


        Base Rental shall be payable as follows:



                                                                           MONTHLY NNN
MONTHS                SIZE (RSF)              ANNUAL NNN RENT                  RENT
------                ----------              ---------------             --------------
 1-10                   42,868                   $   **                     $   **

11-20                   63,537                   $   **                     $   **

21-24                   85,414                   $   **                     $   **

25-48                   85,414                   $   **                     $   **

49-72                   85,414                   $   **                     $   **

73-96                   85,414                   $   **                     $   **


        ALTHOUGH TENANT INTENDS TO COMPLETE THE BUILD-OUT OF THE ENTIRE PREMISES, IT IS INTENDED THAT TENANT WILL NOT UTILIZE CERTAIN PORTIONS OF THE PREMISES UNTIL A LATER DATE. THE SCHEDULE OF BASE RENTAL SET FORTH ABOVE DEFINES THE MINIMUM TAKE DOWN SCHEDULE OF SQUARE FOOTAGE IN THE PREMISES. SAID BASE RENTAL SCHEDULE SHALL BE APPLICABLE REGARDLESS IF TENANT OCCUPIES AND USES LESS THAN THE MINIMUM SPACE SET FORTH ABOVE; PROVIDED, HOWEVER, IF TENANT OCCUPIES AND USES MORE THAN THE MINIMUM SQUARE FOOTAGE STATED ABOVE, TENANT SHALL BE OBLIGATED TO PAY THE ADDITIONAL BASE RENTAL AND ADDITIONAL RENTAL (I.E., TENANT'S PROPORTIONATE SHARE OF OPERATING EXPENSES) ASSOCIATED WITH SUCH ADDITIONAL SQUARE FOOTAGE. TENANT AGREES TO ADVISE LANDLORD AT ANY TIME THAT TENANT USES SQUARE FOOTAGE IN EXCESS OF THE INTENDED TAKE DOWN SCHEDULE. LANDLORD SHALL HAVE THE RIGHT, FROM TIME TO TIME, TO VERIFY TENANT'S ACTUAL USAGE OF SPACE IN THE PREMISES AND SHALL ADVISE TENANT IF LANDLORD REASONABLY BELIEVES THAT TENANT IS UTILIZING EXCESS SQUARE FOOTAGE FOR WHICH IT WILL THEREAFTER BE CHARGED BASE RENTAL AND ADDITIONAL RENTAL HEREUNDER.




                                       1